                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.
        14a-12

                             KENSEY NASH CORPORATION
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                (Name of Registrant as Specified In Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1) Title of each class of securities to which transaction applies:

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        2) Aggregate number of securities to which transaction applies:

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        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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        4) Proposed maximum aggregate value of transaction:

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        5) Total fee paid:

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
[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:

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         4)      Date Filed:

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
                             [KENSEY NASH GRAPHIC]



Marsh Creek Corporate Center
55 East Uwchlan Avenue
Exton, Pennsylvania 19341


                                              November 1, 2000


Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2000 Annual Meeting of Stockholders of Kensey Nash Corporation. The Annual Meeting will be held on Wednesday, December 6, 2000 beginning at 10:00 a.m., local time, at the offices of Kensey Nash Corporation, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341. The formal notice of the Annual Meeting appears on the next page.

The attached Notice of Annual Meeting and Proxy Statement describe matters that we expect will be acted upon at the meeting. During the meeting, stockholders will view a company presentation and have the opportunity to ask questions.

It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and date the enclosed proxy card and promptly return it to us in the postpaid envelope. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

We are gratified by our stockholders' continued interest in Kensey Nash Corporation and urge you to return your proxy card as soon as possible.

                         Sincerely,

                         /s/ Joseph W. Kaufmann
                         Joseph W. Kaufmann
                         President and Chief Executive Officer

                             [KENSEY NASH GRAPHIC]


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 6, 2000


To the Stockholders of
Kensey Nash Corporation:

         The Annual Meeting of Stockholders of Kensey Nash Corporation (the "Company") will be held at 10:00 a.m., local time, on Wednesday, December 6, 2000 at the offices of Kensey Nash Corporation, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341 for the following purposes:


         (1) To elect three Class II Directors to the Company's Board of Directors;

         (2) To consider and vote upon the Third Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan;

         (3) To consider and vote upon the Fourth Amended and Restated Kensey Nash Corporation Nonemployee Directors' Stock Option Plan;

         (4) To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company's financial statements for the year ended June 30, 2001; and

         (5) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

         The Board of Directors has fixed the close of business on October 20, 2000 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.

                        By Order of the Board of Directors,


                        /s/ Joseph W. Kaufmann
                        Joseph W. Kaufmann
                        President and Secretary

Exton, Pennsylvania
November 1, 2000

ALL STOCKHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE FURNISHED FOR THAT PURPOSE.

                             KENSEY NASH CORPORATION
                          MARSH CREEK CORPORATE CENTER
                             55 EAST UWCHLAN AVENUE
                            EXTON, PENNSYLVANIA 19341
                                 (610) 524-0188

                                 PROXY STATEMENT

         THE ACCOMPANYING PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF KENSEY NASH CORPORATION, A DELAWARE CORPORATION, FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING") TO BE HELD AT 10:00 A.M., LOCAL TIME, WEDNESDAY, DECEMBER 6, 2000, AT THE OFFICES OF KENSEY NASH CORPORATION, 55 E. UWCHLAN AVENUE, EXTON, PENNSYLVANIA 19341, AND ANY ADJOURNMENTS THEREOF. THIS PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY ARE BEING MAILED TO STOCKHOLDERS ON OR ABOUT NOVEMBER 3, 2000.

         VOTING SECURITIES -- The Board of Directors has fixed the close of business on October 20, 2000, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, the Company had outstanding 10,459,525 shares of Common Stock, par value $.001 per share. Each of the outstanding shares of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

         PROXIES -- Joseph W. Kaufmann and Douglas G. Evans, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors of the Company to serve in such capacity. Messrs. Kaufmann and Evans are officers and directors of the Company. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each stockholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking the proxy, or (ii) a duly executed proxy bearing a later date. Additionally, a stockholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

         REQUIRED VOTE -- A plurality of the votes cast in person or by proxy is required to elect the nominees for director. A majority of the votes cast in person or by proxy is required to (i) approve the proposed Third Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan (the "Restated Employee Plan"); (ii) approve the proposed Fourth Amended and Restated Kensey Nash Corporation Nonemployee Directors' Stock Option Plan (the "Restated Directors' Plan"); and (iii) ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company's financial statements for the fiscal year ended June 30, 2001. Each stockholder will be entitled to vote the number of shares of Common Stock held as of the Record Date by such stockholder for the number of directors to be elected. Stockholders will not be allowed to cumulate their votes in the election of directors.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will also count abstentions for purposes of voting on any proposal presented at the meeting or any adjournment thereof. Abstentions will have the same effect as a vote against a proposal. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

         STOCKHOLDER LIST -- A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder for any purpose germane to the Annual Meeting during ordinary business hours commencing November 24, 2000, and continuing through the date of the Annual Meeting at the principal offices of the Company, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341.

         ANNUAL REPORT TO STOCKHOLDERS -- THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE FISCAL YEAR ENDED JUNE 30, 2000 ("FISCAL YEAR 2000"), CONTAINING FINANCIAL AND OTHER INFORMATION PERTAINING TO THE COMPANY, IS BEING FURNISHED TO STOCKHOLDERS SIMULTANEOUSLY WITH THIS PROXY STATEMENT.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Company's Board of Directors previously consisted of seven directors. On July 19, 2000, the Company announced that C. McCollister Evarts, M.D. and Steven James Lee were appointed to the Board of Directors in an expansion that increased the Company's Board of Directors to nine members. Article Five of the Company's Certificate of Incorporation, as amended, provides that the Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. At the Annual Meeting, three Class II Directors are to be elected for a term of three years expiring at the 2003 Annual Meeting of Stockholders. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT TO CONTINUE TO SERVE AS DIRECTORS OF THE COMPANY. See "Nominees" below.

         The six directors whose terms of office expire in 2001 and 2002 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "Other Directors" below.

         If at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the person named in the proxy will vote for such substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or will decline to serve as a director if elected.

NOMINEES

         The names of the nominees for the office of director, together with certain information concerning such nominees, are set forth below:

                                                                                                             SERVED AS
                       NAME                          AGE                POSITION WITH COMPANY             DIRECTOR SINCE
                       ----                          ---                ---------------------             --------------
     Joseph W. Kaufmann.....................         48           Chief Executive Officer, President,            1992
                                                                  Secretary and Director

     Harold N. Chefitz......................         65           Director                                       1995

     Steven J. Lee..........................         53           Director                                       2000

         Mr. Kaufmann has served as Chief Executive Officer and President of the Company since March 1995. Mr. Kaufmann joined the Company in 1989 as Chief Financial Officer and was appointed Vice President, Finance and Administration in January 1994. He has been a Director since September 1992 and has served as Secretary since 1989. Prior to joining the Company, Mr. Kaufmann held executive finance positions at divisions of both Hanson, PLC and Syntex Corporation. Mr. Kaufmann received a BS degree in Accounting from St. Joseph's University. Mr. Kaufmann is Chairman of the Company's Executive Committee.

         Mr. Chefitz has been a Director of the Company since June 1995. Mr. Chefitz has numerous years of experience in investment banking in the healthcare industry and is presently a General Partner at CK Capital L.P., as well as a Partner at Boles Knop & Company LLC and is a Director of several private companies. He was a

Senior Managing Director of Gerard Klauer Mattison & Co. LLC from June 1995 through November 1998. From March 1993 until March 1995, he served as a Managing Director and Head of Healthcare Investment Banking for Prudential Securities Incorporated in New York City. Mr. Chefitz received a BS degree from Boston University and attended Boston College Law School. Mr. Chefitz is a member of the Company's Audit, Compensation and Executive Committees.

         Mr. Lee has been a Director of the Company since July 2000. Mr. Lee is Chairman and Chief Executive Officer of PolyMedica Corporation. Prior to becoming Chief Executive Officer, Mr. Lee served as President of PolyMedica from 1990 through June 1996. Mr. Lee served as manager in the Mergers and Acquisitions practice at Coopers & Lybrand L.L.P. from March 1990 to May 1990. Previously, he was President and a director of Shawmut National Ventures from November 1987 to March 1990 and served as President, Chief Executive Officer and a director of RepliGen Corporation from 1984 to 1986. Mr. Lee received a BA from Lehigh University, an MBA from the Wharton School of Finance and Commerce at the University of Pennsylvania, and a Juris Doctor degree from Fordham University School of Law. He is a member of the Massachusetts and New York State Bar Associations. Mr. Lee is a Director of PolyMedica Corporation, Commonwealth BioVentures, Inc. and Fibersense Technology Corporation.

OTHER DIRECTORS

         The following persons will continue to serve as Directors of the Company after the Annual Meeting until their terms of office expire (as indicated below) or until their successors are elected and qualified.


                                                                                           SERVED AS         TERM
            NAME                   AGE           POSITION WITH COMPANY                   DIRECTOR SINCE     EXPIRES
            ----                   ---           ---------------------                   --------------     -------
Kenneth R. Kensey, M.D........      50      Director                                          1984            2001

John E. Nash, P.E.............      65      Vice President of New Technologies
                                              and Director                                    1984            2001

Robert J. Bobb................      52      Director                                          1984            2001

Douglas G. Evans, P.E.........      36      Chief Operating Officer, Assistant
                                              Secretary and Director                          1995            2002

Walter Maupay.................      61      Director                                          1995            2002

C. McCollister Evarts, M.D....      69      Director                                          2000            2002

         Dr. Kensey is a co-founder and a Director of the Company. He served as Chairman of the Board since its inception in 1984 until October 1998. He also served as the Company's Chief Executive Officer until 1992. Currently, Dr. Kensey is President and CEO of Visco Technologies, Inc., a private company in Exton, Pa. Dr. Kensey is also a limited partner in several real estate holding companies and is involved in several private research and development companies as well. Prior to his co-founding of the Company, Dr. Kensey was a cardiology fellow at Michael Reese Hospital in Chicago. Dr. Kensey received a BA degree from Ohio Wesleyan University and an M.D. degree from Ohio State University.

         Mr. Nash is a co-founder of the Company and is currently the Vice President of New Technologies and a Director. He served as Vice Chairman of the Board and Executive Vice President from 1984 to October 1998. Prior to his co-founding the Company, Mr. Nash was employed by Syntex Corporation in a number of engineering and development positions within its Syntex Dental subsidiary, including Vice President of Research and Development. Mr. Nash holds qualifications in Mechanical and Production Engineering from Kingston

College of Technology in the United Kingdom and is a Registered Professional Engineer in both the United Kingdom and the United States.

         Mr. Bobb has been a Director of the Company since 1984. For over fifteen years, Mr. Bobb has been a principal equity investor and key management participant in a number of operating companies. Mr. Bobb received a BS degree from Western Michigan University and a JD degree from the University of Notre Dame Law School and studied at the University of Belgrade and the University of London. Mr. Bobb is Chairman of the Company's Compensation Committee and a member of the Audit and Executive Committees.

         Mr. Evans has served as Chief Operating Officer of the Company since March 1995, was elected a Director in May 1995 and has served as Assistant Secretary since October 1995. Mr. Evans is responsible for protecting and developing the Company's intellectual property, assessing new technologies, and overseeing the Company's daily operations. From 1989 to 1993, Mr. Evans held several senior positions at the Company in product development and engineering. From 1986 until joining the Company in 1989, Mr. Evans held a number of positions in engineering and business development for several divisions of the General Electric Company. Mr. Evans received a BS degree in Engineering Science and a Masters degree in Business Management from The Pennsylvania State University and an MS degree in Electrical Engineering from the University of Pennsylvania. Mr. Evans is a Registered Professional Engineer in the United States.

         Mr. Maupay has been a Director of the Company since June 1995. At his retirement in 1995, Mr. Maupay was a group executive with Bristol-Myers Squibb and President of Calgon Vestal Laboratories. From 1988 to December 1994, Mr. Maupay served as President of Calgon Vestal Laboratories, then a division of Merck & Co. Mr. Maupay spent thirty-three years in corporate and divisional positions at Merck & Co. Mr. Maupay received a BS degree in Pharmacy from Temple University and an MBA degree from Lehigh University. Mr. Maupay has been a Director of Life Medical Sciences, Inc., Cubist Pharmaceuticals and is a Director of several private companies. Mr. Maupay is Chairman of the Company's Audit Committee and a member of the Compensation and Executive Committee.

         Dr. Evarts has been a Director of the Company since July 2000. Dr. Evarts is Chief Executive Officer of The Milton S. Hershey Medical Center as well as Senior Vice President for Health Affairs and Dean and University Professor for The Pennsylvania State University, College of Medicine. Previously, Dr. Evarts served as Professor and Chair of the Department of Orthopedics at the University of Rochester School of Medicine and Dentistry and Medical Center Vice President for Development. Prior to that, he was Chair of the Department of Orthopedic Surgery at the Cleveland Clinic Foundation. Dr. Evarts holds an AB degree from Colgate University. He graduated from the University of Rochester School of Medicine and Dentistry and served his internship and residency at the University of Rochester Strong Memorial Hospital. Dr. Evarts is a Director of the Carpenter Technology Corporation and The Hershey Foods Corporation.

         DIRECTOR COMPENSATION -- The Company does not pay additional cash compensation to executive officers for their service as directors. During fiscal year 2000, nonemployee directors were paid a fee of $2,500 per meeting (not to exceed $10,000 per fiscal year) plus travel expenses and other costs associated with attending meetings. Pursuant to the Kensey Nash Corporation Nonemployee Directors' Stock Option Plan (the "Directors' Plan"), each of Messrs. Bobb, Chefitz and Maupay was granted options to purchase 5,000 shares of Common Stock upon the Company's initial public offering, exercisable at $12.00 per share. Each of Mr. Lee and Dr. Evarts was granted options to purchase 5,000 shares of Common Stock upon their initial appointment to the Board of Directors, exercisable at $10.75 per share, the fair market value on the date of grant. In consideration of their service on the Board of Directors, on the date of each annual meeting of the stockholders of the Company, each nonemployee director who is elected, re-elected or continues to serve as a director because his term has not expired is entitled to receive Non-Qualified Stock Options ("NQSOs") to purchase 7,500 shares of

Common Stock, exercisable at the fair market value of such shares on the date of grant. In addition, the Compensation Committee authorized additional grants of stock options for 15,000 shares to each of Messrs. Bobb, Chefitz and Maupay in fiscal year 2000. The exercise price of these options was $13.25, the fair market value on the date of grant, the December 1, 1999 Annual Meeting.

         MEETINGS -- During fiscal year 2000, the Board of Directors held ten formal meetings including teleconference meetings. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he served as a director and (b) the total number of meetings held by all committees of the Board of Directors on which he served.

         COMMITTEES OF THE BOARD OF DIRECTORS -- The Board of Directors has established an Audit Committee, a Compensation Committee and an Executive Committee. The Audit Committee includes Messrs. Bobb, Chefitz and Maupay (Chairman), each a nonemployee director. The Compensation Committee includes Messrs. Bobb (Chairman), Chefitz and Maupay. The Executive Committee includes Messrs. Kaufmann (Chairman), Bobb, Chefitz and Maupay. The Company does not have a Nominating Committee.

         The Audit Committee generally has responsibility for assessing processes related to risks and control environment, overseeing financial reporting, evaluating independent audit processes and reporting to the full Board of Directors regarding all of the foregoing. The Audit Committee held one formal meeting in fiscal year 2000.

         The Compensation Committee generally has responsibility for recommending to the Board of Directors guidelines and standards for the determination of executive compensation, reviewing the Company's executive policies and reporting to the full Board of Directors regarding the foregoing. The Compensation Committee also has responsibility for administering the Employee Plan and the Directors' Plan, determining the number of options to be granted to the Company's executive officers and employees pursuant to the Employee Plan, and reporting to the full Board of Directors regarding the foregoing functions. The Compensation Committee held one formal meeting in fiscal year 2000. See "Report of the Compensation Committee of the Board of Directors."

         The Executive Committee has those responsibilities delegated to it from time to time by the Board of Directors. The Executive Committee held two formal meetings in fiscal year 2000.

EXECUTIVE OFFICERS

         The Board of Directors elects officers annually and such officers, subject to the terms of certain employment agreements, serve at the discretion of the Board. See "Executive Compensation and Certain Transactions -- Employment Agreements." Each of Messrs. Kaufmann, Evans and Nash has an employment agreement with the Company. In addition, Ms. Julie N. Broderick, Vice President of Clinical and Regulatory Affairs, and Ms. Wendy F. DiCicco, Chief Financial Officer, have employment agreements with the Company. Ms. Broderick is Mr. Nash's daughter. Subsequent to the end of fiscal year 2000, Mr. Todd M. DeWitt was appointed Vice President of Biomaterials and Ms. Caron S. D'Ambruso was appointed Vice President of Marketing.

         COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT -- Section 16 of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's officers, directors and persons who own greater than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the Nasdaq National Market. Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, the Company believes that all Section 16 filing requirements applicable to its officers, directors and 10% beneficial owners were complied with during fiscal year 2000, except that Mr.

Nash and Dr. Kensey each inadvertently filed a Form 4 four days late with respect to the shares they sold in the Company's secondary offering and Mr. Chefitz inadvertently failed to file a Form 4 for the purchase of 5,000 shares of Common Stock for the Chefitz Healthcare Investment Account for which he is a beneficial owner.

                 EXECUTIVE COMPENSATION AND CERTAIN TRANSACTIONS

         The following table sets forth information with respect to the cash compensation paid by the Company for services rendered during the fiscal years ended June 30, 2000, 1999 and 1998 to its chief executive officer and the other executive officers of the Company whose total annual salary and bonus exceeded $100,000 during fiscal year 2000 (each, a "Named Executive Officer").

                           SUMMARY COMPENSATION TABLE

                                                                                                                LONG-TERM
                                                                                                               COMPENSATION
                                                                        ANNUAL COMPENSATION                       AWARDS
                                                                                                                SECURITIES
                                                                                          OTHER ANNUAL          UNDERLYING
NAME AND PRINCIPAL POSITION                      YEAR         SALARY           BONUS      COMPENSATION            OPTIONS
                                                                ($)              ($)           ($)                 (#)
---------------------------                      ----         ------           -----      ------------            -------
Joseph W. Kaufmann                               2000        $200,000            --(1)      $9,000(2)             75,000(5)
 President, Chief Executive Officer,             1999        $200,000       $75,000         $9,000(2)            300,000
 Secretary and Director                          1998        $200,000            --                --             30,000(6)

John E. Nash, P.E.                               2000        $180,000            --         $1,499(3)                 --
 Vice President of New                           1999        $200,000            --         $9,000(2)                 --
  Technologies and Director                      1998        $200,000            --         $9,000(2)                 --
                                                                                 --
Douglas G. Evans, P.E.                           2000        $160,000              (1)      $9,228(4)             75,000(5)
 Chief Operating Officer, Assistant              1999        $160,000       $63,000         $9,000(2)            170,000
 Secretary and Director                          1998        $155,000            --                --             15,000(6)

Julie N. Broderick                               2000        $111,820            --         $1,128(3)             15,000(5)
 Vice President of Clinical                      1999         $98,750       $20,000             --                30,000
 and Regulatory Affairs                          1998         $87,522        $1,673             --                 7,000(6)

Wendy F. DiCicco, CPA                            2000         $98,067            --         $1,009(3)             20,000(5)
 Chief Financial Officer                         1999         $85,780       $20,000             --                30,000
                                                 1998         $75,717        $1,480                --              7,000(6)

---------------------------

(1) Each of Mr. Kaufmann and Mr. Evans elected not to receive a bonus for fiscal year 2000 under the Company's bonus plan.

(2)      Represents allowance for automobile.

(3) Represents the Company's matching cash contribution paid and/or accrued under the Company's 401(k) Plan.

(4) Represents $9,000 allowance for automobile and $228 of the Company's matching cash contribution paid and/or accrued under the Company's 401(k) Plan.

(5)      Granted August 16, 2000.

(6)      Granted August 28, 1998.

         OPTION GRANTS IN FISCAL YEAR 2000 -- The following table provides information on grants of stock options and stock appreciation rights in fiscal year 2000 to the Named Executive Officers pursuant to the Employee Plan.

                      OPTION/SAR GRANTS IN FISCAL YEAR 2000

                                     INDIVIDUAL GRANTS
                                     -----------------




                                                                                                         POTENTIAL REALIZABLE VALUE
                                                                                                         AT ASSUMED ANNUAL RATES OF
                                                  PERCENT OF TOTAL                                       STOCK PRICE APPRECIATION
                                               OPTIONS/ SARS GRANTED      EXERCISE OR                        FOR OPTION TERM
                               OPTIONS/           TO EMPLOYEES IN         BASE PRICE      EXPIRATION      -------------------------
       NAME                 SARS GRANTED (#)        FISCAL YEAR             ($/SH)           DATE         5% ($)           10% ($)
       ----                 ----------------   ---------------------      -----------     ----------     --------        ----------
Joseph W. Kaufmann .......           75,000             20.0%              $13.13          8/16/10       $619,068        $1,568,840
John E. Nash, P.E. .......               --               --                 --              --                --                --
Douglas G. Evans, P.E. ...           75,000             20.0%              $13.13          8/16/10       $619,068        $1,568,840
Julie N. Broderick .......           15,000              4.0%              $13.13          8/16/10       $123,814          $313,768
Wendy F. DiCicco, CPA ....           20,000              5.3%              $13.13          8/16/10       $165,085          $418,357

         AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000 AND YEAR-END 2000 OPTION VALUES -- The following table provides information on the Named Executive Officers' unexercised and exercised options granted under the Employee Plan at June 30, 2000.

 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000 AND YEAR-END 2000 OPTION VALUES

                                                                   NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                           SHARES ACQUIRED                        UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS AT
                             ON EXERCISE          VALUE          OPTIONS AT YEAR-END 2000(#)            YEAR-END 2000($)(1)
                           ---------------      REALIZED       -------------------------------     ------------------------------
NAME                              (#)              ($)         EXERCISABLE       UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
----                              ---              ---         -----------       -------------     -----------      -------------
Joseph W. Kaufmann .......        --               --             491,000              240,000        $981,875           $545,000
John E. Nash, P.E. .......        --               --                  --                   --              --                 --
Douglas G. Evans, P.E. ...        --               --             285,000              130,000        $616,250           $296,250
Julie N. Broderick .......        --               --              41,334               27,666         $72,294            $63,831
Wendy F. DiCicco, CPA ....        --               --              20,834               27,166         $31,919            $63,831

------------------
(1) The value per option is calculated by subtracting the exercise price from the closing price of the Common Stock on the Nasdaq National Market on June 30, 2000 of $11.125.

EMPLOYMENT AGREEMENTS

         Each of Messrs. Kaufmann and Evans is party to three-year written Employment and Non-Competition Agreements with the Company which expire in July 2001. These agreements provide for annual base salaries of $200,000 and $160,000, respectively, subject to annual increases as determined by the Board of Directors, and a $750 per month automobile allowance. An annual bonus may be paid at the discretion of the Board of Directors. The agreements restrict Messrs. Kaufmann and Evans from competing with the Company during the term of the agreement and for twelve months after termination of their employment with the Company. Messrs. Kaufmann and Evans are also party to Termination and Change in Control Agreements pursuant to which upon a Change in Control or Termination (as defined therein) they will be entitled to receive, among other things, severance pay equal to their base salary for a period of two years. Messrs. Kaufmann and Evans would be entitled to receive an additional payment, net of taxes, to compensate for any excise tax imposed on these and other payments if they are determined to be excess parachute payments under the Internal Revenue Code of 1986, as amended. Following a Change in Control, all unvested options granted to Messrs. Kaufmann and Evans shall immediately become vested.

         Mr. Nash is party to a three-year written Employment and Non-Competition Agreement with the Company which expires in December 2001. This agreement provides for an annual base salary of $200,000, subject to annual increases as determined by the Board of Directors. If Mr. Nash reduces his level of employment, his base salary will be proportionately reduced. An annual bonus may be paid at the discretion of the Board of Directors. The agreement restricts Mr. Nash from competing with the Company during the term of the agreement and for twelve months after termination of his employment with the Company. Mr. Nash is also party to a Termination and Change in Control Agreement pursuant to which, upon a Change in Control or Termination (as defined therein), he will be entitled to receive, among other things, severance pay equal to his base salary for a period of two years. Mr. Nash would be entitled to receive an additional payment, net of taxes, to compensate for any excise tax imposed on these and other payments if they are determined to be excess parachute payments under the Internal Revenue Code of 1986, as amended. Following a Change in Control, all unvested options granted to Mr. Nash shall immediately become vested.

         Each of Ms. Broderick and Ms. DiCicco is party to two-year written Employment and Non-Competition Agreements with the Company which expire in April 2001. These agreements provide for annual base salaries of $100,512 and $88,150, respectively, subject to annual increases as determined by the Board of Directors. An annual bonus may be paid at the discretion of the Board of Directors. The agreements restrict Ms. Broderick and Ms. DiCicco from competing with the Company during the term of the agreement and for twelve months after termination of their employment with the Company. Ms. Broderick and Ms. DiCicco are also party to Termination and Change in Control Agreements pursuant to which upon a Change in Control or Termination (as defined therein) they will be entitled to receive, among other things, severance pay equal to their base salary for a period of two years. Ms. Broderick and Ms. DiCicco would be entitled to receive an additional payment, net of taxes, to compensate for any excise tax imposed on these and other payments if they are determined to be excess parachute payments under the Internal Revenue Code of 1986, as amended. Following a Change in Control, all unvested options granted to Ms. Broderick and Ms. DiCicco shall immediately become vested.

401(k) PLAN

         The Company's 401(k) Salary Reduction Plan and Trust (the "401(k) Plan") became effective on July 1, 1989. All employees of the Company that are at least 21 years of age are eligible to participate in the 401(k) Plan. An eligible employee may elect to contribute one to 15 percent of his or her compensation each year, up to the legal limit, instead of receiving that amount in cash. During fiscal year 2000, the Company agreed to match up to 25% of an employee's first 6% contribution of their pay.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

         The objectives of the Compensation Committee in determining the levels and components of executive compensation are (i) retaining the executive officers in their present positions, (ii) providing them with both cash and equity incentives to further the interests of the Company and its stockholders,
(iii) compensating them at levels comparable to those of executive officers at other medical device companies at a comparable stage of development, and (iv) attracting executive officers whose experience and backgrounds would help the growth and development of the Company. Generally, the compensation of all executive officers is composed of a base salary plus a discretionary bonus based upon achievement of specified goals. In addition, stock options are granted to provide the opportunity for compensation based upon the performance of the Common Stock over time.

         The Compensation Committee determined the terms of the employment agreements for each of Messrs. Kaufmann, Evans and Nash, as well as Ms. Broderick and Ms. DiCicco. In determining the base salaries of the executive officers, the Compensation Committee considered the performance of each executive, the nature of the executive's responsibilities, the salary levels of executives at medical device companies at a comparable stage of development, including other publicly-held companies that are developing medical device products, and the Company's general compensation practices. Based on these criteria, the employment agreement for Mr. Kaufmann provides for a base salary of $200,000 for fiscal years 1999, 2000 and 2001. On August 16, 2000, the Compensation Committee approved a raise of Mr. Kaufmann's base salary to $250,000 effective October 1, 2000.

         Discretionary bonuses for each of the Company's executive officers are directly tied to achievement of specified goals of the Company and are a function of the criteria which the Compensation Committee believes appropriately take into account the specific areas of responsibility of the particular officer. Each of Mr. Kaufmann and Mr. Evans elected not to receive a bonus for fiscal year 2000 under the Company's bonus plan. Mr. Kaufmann's bonus for fiscal year 2001 will be based upon the achievement of specified objectives, including achievement of revenue and earnings per share goals in the Company's fiscal year 2001 plan. The fiscal year 2001 bonus will be subject to the discretion of the Board of Directors.

         The Compensation Committee also grants stock options, from time to time, to executive officers and other employees in order to provide a long-term incentive which is directly tied to the performance of the Company's stock. The exercise price of these stock options is generally the fair market value of the Common Stock on the dates of grant. The options generally vest over a three-year period, based on the date of grant. Vesting periods are used to retain key employees and to emphasize the long-term aspect of contribution and performance. On August 16, 2000, the Compensation Committee approved a grant of 75,000 stock options for each of Mr. Kaufmann and Mr. Evans, 20,000 stock options for Ms. DiCicco and 15,000 stock options for Ms. Broderick. A portion of these option grants will vest in six months from the date of grant and the remaining options will vest in equal amounts over a three-year period. The exercise price of these options is $13.13, the fair market value of the underlying Common Stock on the date of the grant.

         The Compensation Committee granted options based upon its belief that it is necessary in a highly competitive environment to provide key personnel the opportunity for significant continuing equity participation and incentive to create stockholder value over a longer investment horizon. These options provide an incentive to maximize stockholder value because they reward option holders only if stockholders also benefit. In making stock option grants to executives under the Employee Plan, the Compensation Committee considered a number of factors, including the past performance of the executive, achievement of specific delineated goals, the responsibilities of the executive, review of compensation of executives in medical device companies at a comparable stage of development, and review of the number of stock options each executive currently possesses.

         COMPLIANCE WITH SECTION 162(m) -- The Compensation Committee currently intends for all compensation paid to the executive officers to be tax deductible to the Company. Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), provides that compensation paid to certain executive officers in excess of $1,000,000 is nondeductible by the Company for Federal income tax purposes unless, in general, such compensation is performance-based, is established by a committee comprised solely of two or more independent directors, is objective and the plan or agreement providing for such performance based compensation has been approved by stockholders in advance of payment. The Compensation Committee believes that the requirements of Section 162(m) may arbitrarily impact the Company. In the future, the Compensation Committee may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m), if in its judgment, after considering the additional costs of not satisfying Section 162(m), such program is appropriate.


                                          COMPENSATION COMMITTEE
                                     --------------------------------

                                         Robert J. Bobb, Chairman
                                             Harold N. Chefitz
                                           Walter R. Maupay, Jr.

                                PERFORMANCE GRAPH

         The following graph shows a comparison of cumulative total returns during the period commencing on December 13, 1995, the date of the Company's initial public offering, and ending on June 30, 2000, for the Company, the Nasdaq Market Composite Index and the Russell 2000 Index. The comparison assumes $100 was invested on December 13, 1995, in the Common Stock of the Company, the Nasdaq Market Composite Index, Standard & Poor's Medical Products and Supplies Index and the Russell 2000 Index, and assumes the reinvestment of all dividends, if any. Although the Common Stock was offered at $12.00 per Share in the initial public offering, the performance graph must begin with the closing price of the Common Stock on the date of the initial public offering, which was $13.00.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS


                                  [LINE GRAPH]

                                  12/13/95     6/30/96     6/30/97     6/30/98     6/30/99    6/30/00
KENSEY NASH CORPORATION              100         103          83          73          62         86

Nasdaq Market Composite Index        100         112         138         181         258        381

Russell 2000 Index                   100         111         127         146         146        165

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth, as of October 20, 2000, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Company director, (iii) each of the Named Executive Officers and (iv) all Company executive officers and directors as a group.

                                                                         AMOUNT AND NATURE OF                   PERCENT
NAMES AND ADDRESS                                                       BENEFICIAL OWNERSHIP (1)                OF CLASS
-----------------                                                       ------------------------                --------
Kenneth R. Kensey, M.D. (2)(4)..........................                           1,781,327                       17.0%

John E. Nash, P.E. (3)(5)...............................                             685,000                        6.6

Joseph W. Kaufmann (3)(6)...............................                             686,833                        6.3

Douglas G. Evans, P.E. (7)..............................                             371,050                        3.5

Julie N. Broderick (8)..................................                              58,717                         *

Walter R. Maupay, Jr.(9)................................                              34,334                         *

Harold N. Chefitz (10)..................................                              28,334                         *

Wendy F. DiCicco, CPA (11)..............................                              26,267                         *

Robert J. Bobb (12).....................................                              23,334                         *

Steven J. Lee...........................................                                  --                         *

C. McCollister Evarts, M.D..............................                                  --                         *

All Named Executive Officers and Directors as a group
    (11 persons)........................................                           3,695,196                       32.4%

------------------

*        Denotes less than one percent.

(1) Unless otherwise indicated below, the persons in the above table have sole voting and investment power with respect to all shares owned by them.

(2) The address of the stockholder is c/o Visco Technologies, Inc., 15 East Uwchlan Ave., Suite 414, Exton, Pennsylvania 19341.

(3) The address of the stockholder is c/o the Company, 55 East Uwchlan Ave., Exton, Pennsylvania 19341.

(4) Represents 1,778,827 shares of Common Stock held by the Kenneth Kensey Revocable Trust and 2,500 stock options which may be exercised within 60 days. Excludes 18,750 shares of Common Stock held by the Kenneth Kensey Gift Trust, to which Dr. Kensey disclaims beneficial interest.

(5) Represents 685,000 shares of Common Stock held by the John E. Nash Revocable Trust.

(6) Represents 165,833 shares of Common Stock and 521,000 stock options which may be exercised within 60 days.

(7) Represents 70,000 shares of Common Stock held by the Douglas G. Evans Revocable Trust, 1,050 shares held indirectly by his minor children and 300,000 stock options which may be exercised within 60 days.

(8) Represents 13,150 shares of Common Stock held by Ms. Broderick and 45,567 stock options which may be exercised within 60 days.

(9) Represents 11,000 shares of Common Stock held by Mr. Maupay and 23,334 stock options which may be exercised within 60 days.

(10) Represents 5,000 shares of Common Stock held by the Chefitz Healthcare Investment Account and 23,334 stock options held by Mr. Chefitz which may be exercised within 60 days.

(11) Represents 600 shares of Common Stock held by Ms. DiCicco and 25,667 stock options which may be exercised within 60 days.

(12) Represents 23,334 stock options held by Mr. Bobb which may be exercised within 60 days.


                                   PROPOSAL 2
                     APPROVAL OF THE RESTATED EMPLOYEE PLAN

BACKGROUND

         Effective April 1, 1995, the Board of Directors adopted the Kensey Nash Corporation Employee Incentive Compensation Plan (the "Employee Plan") pursuant to which options to acquire up to 900,000 shares of Common Stock may be issued on the terms described below. On December 4, 1996 and on August 28, 1998, it was proposed and approved by stockholders at the Annual Meeting to reserve an additional 300,000 and 1,000,000 shares of Common Stock, respectively, for the Employee Plan, bringing the total number of shares in the

Employee Plan to 2,200,000.

         On October 19, 2000, the Board of Directors agreed to present the Restated Employee Plan for stockholder approval at the Annual Meeting. The Restated Employee Plan authorizes and reserves an additional 1,000,000 shares for the Employee Plan, all of which are reserved for officers, employees and consultants. Assuming the adoption of Proposal 2, if options for 3,200,000 shares of Common Stock available under the Restated Employee Plan were issued, such shares would constitute approximately 31% of the issued and outstanding Common Stock on October 20, 2000. The Restated Employee Plan will not be implemented if it is not approved by a majority of the votes cast, in person or by proxy, at the Annual Meeting. The Board believes that the size and terms of the Restated Employee Plan are appropriate.

         The Board of Directors believes that the well recognized benefits of stock option plans outweigh any burden on or dilution of the stockholders attendant to the award of stock options, and include (i) the encouragement of the acquisition of key employees of a proprietary interest in the Company; (ii) the ability to fashion attractive incentive awards based upon the performance of the Company and the price for Common Stock; and (iii) better alignment of the interests of officers, employees and consultants with the interests of the Company's stockholders. In adopting the Restated Employee Plan, the Board of Directors noted that many other companies have adopted equity plans to compensate their officers, employees and consultants with grants comparable in size to that to be effected by the Restated Employee Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE RESTATED EMPLOYEE PLAN, AND BELIEVES THAT THE RESTATED EMPLOYEE PLAN IS APPROPRIATE TO COMPENSATE EMPLOYEES AND CONSULTANTS.

         The following brief summary of certain features of the Restated Employee Plan is qualified in its entirety by reference to the full text of the Restated Employee Plan, copies of which will be furnished by the Company without charge upon written request.

SUMMARY OF PROVISIONS

         The Company's Board of Directors approved the adoption of the Restated Employee Plan effective as of December 6, 2000, subject to stockholders' approval. The Restated Employee Plan is a flexible plan that provides the Compensation Committee broad discretion to fashion the terms of the awards to provide eligible participants with such stock-based and performance-related incentives as the Compensation Committee deems appropriate. The Restated Employee Plan permits the issuance of awards in a variety of forms, including:
(i) nonqualified and incentive stock options for the purchase of Common Stock,
(ii) stock appreciation rights, (iii) restricted stock, (iv) deferred stock, (v) bonus stock and awards in lieu of obligations, (vi) dividend equivalents, (vii) other stock-based awards, (viii) performance awards and (ix) cash incentive awards. Options granted will provide for the purchase of Common Stock at prices determined by the Compensation Committee, but in no event less than fair market value on the date of grant.

         The persons eligible to participate in the Restated Employee Plan are officers, employees and consultants of the Company or any subsidiary of the Company who, in the opinion of the Compensation Committee, contribute to the growth and success of the Company or its subsidiaries. The purpose of the Restated Employee Plan is to promote the overall financial objectives of the Company and its stockholders by motivating eligible participants to achieve long-term growth in stockholder equity in the Company and to retain the association of these individuals. The Restated Employee Plan currently is administered by the Compensation Committee. The Compensation Committee is composed solely of at least two "disinterested" directors within the meaning of Rule 16b-3 under the Exchange Act, who are also "outside directors" under
Section 162(m) of the Internal Revenue Code of 1986, as amended. A member of the Compensation Committee will not exercise any discretion with respect to himself or herself under the Restated Employee Plan

         The Restated Employee Plan provides for the award of up to 3,200,000 shares of Common Stock. As of October 20, 2000, options for 1,974,363 shares of Common Stock had been granted and remain outstanding under the terms of the Employee Plan, 1,117,431 of which are currently exercisable. At the discretion of the Compensation Committee, shares of Common Stock subject to an award under the Restated Employee Plan that remain unissued upon termination of such award, are forfeited or are received by the Company as consideration for the exercise or payment of an award. In the event of a stock dividend, stock split, recapitalization, sale of substantially all of the assets of the Company, reorganization or other similar event, the Compensation Committee will adjust the aggregate number of shares of Common Stock subject to the Restated Employee Plan and the number, class and price of shares subject to outstanding awards. Awards are subject to vesting schedules specified in the award.

         As of October 20, 2000, stock options for 2,201,250 shares have been granted under the terms of the Employee Plan. The benefits to be received by participants in the Restated Employee Plan are not currently determinable.

                                NEW PLAN BENEFITS
                      EMPLOYEE INCENTIVE COMPENSATION PLAN

Name and Position                                  Dollar Value ($)(1)          Number of Units (2)
-----------------                                  -------------------          -------------------
Joseph W. Kaufmann, Chief Executive Officer,
  President, Secretary and Director                        --                          75,000

John E. Nash, P.E., Vice President of New
  Technologies, Director                                   --                              --

Douglas G. Evans, P.E., Chief Operating
  Officer, Assistant Secretary and Director                --                          75,000

Wendy F. DiCicco, Chief Financial Officer                  --                          20,000

Julie N. Broderick, Vice President Clinical
  and Regulatory Affairs                                   --                          15,000

Executive Group                                            --                         185,000
Nonemployee Director Group                                 --                              --
Non-Executive Officer Employee Group                       --                          80,000

(1) The dollar value of the grants is indeterminate at this time as grants will be subject to a vesting schedule and the value of the grants will be dependent on the price of the Common Stock achieving levels above the grant price.

(2) The Company is seeking approval of the Restated Employee Plan to reserve shares to award to eligible participants at the discretion of the Compensation Committee. The number of units to be granted under the Restated Employee Plan is indeterminate at this time. The number of units listed above reflects grants made in fiscal year 2000 under the Employee Plan.

EFFECT OF FEDERAL INCOME TAXATION

         Stock options granted under the Employee Plan may be either incentive stock options qualified under Section 422 of the Code ("ISOs") or non-qualified stock options ("NQSOs"). The following summary of tax consequences with respect to the awards granted under the Restated Employee Plan is not comprehensive and is based upon laws and regulations in effect on October 20, 2000. Such laws and regulations are subject to change.

         There are generally no Federal income tax consequences either to the option holder or to the Company upon the grant of a stock option. On exercise of an ISO, the option holder will not recognize any income and the

Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the option holder under the alternative minimum tax provisions of the Code. Generally, if the option holder disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise the option holder will recognize compensation income and the Company will be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the option holder will be treated as a capital gain. On exercise of an NQSO, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the option holder as compensation income and will generally be deductible for tax purposes by the Company. The disposition of shares acquired upon exercise of an NQSO will generally result in a capital gain or loss for the option holder, but will have no consequences for the Company. See "Report of the Compensation Committee of the Board of Directors" for the description of the implications of Section 162(m).

         In the event that any payments or rights accruing to an option holder upon a "change in control", or any other payments awarded under the Restated Employee Plan, constitute "parachute payments" under Section 280G of the Code, depending upon the amount of such payments accruing and the other income of the option holder from the Company, the option holder may be subject to an excise tax (in addition to ordinary income tax) and the Company may be disallowed a deduction for the amount of the actual payment.

                                   PROPOSAL 3
                    APPROVAL OF THE RESTATED DIRECTORS' PLAN

BACKGROUND

         Effective April 1, 1995, the Board of Directors adopted the Directors' Plan pursuant to which options to acquire up to 30,000 shares of Common Stock may be issued on the terms described below. On December 4, 1996, it was proposed and approved by stockholders at the Annual Meeting to reserve an additional 30,000 shares of Common Stock for the Directors' Plan. On December 1, 1999, it was proposed and approved by the stockholders at the Annual Meeting to reserve an additional 150,000 shares of Common Stock for the Directors' Plan, bringing the total number of shares in the Directors' Plan to 210,000 shares. In addition, it was proposed and approved to increase the grant received on the date of each regular annual stockholder meeting to each participant who is a nonemployee director upon such date and either is continuing as a nonemployee director subsequent to the meeting or who is elected at such meeting to serve as a nonemployee director by 2,500 shares as well as to provide that additional grants of options may be made, from time-to time, as determined by the Compensation Committee.

         On October 20, 2000, the Board of Directors agreed to present the Restated Directors' Plan for stockholder approval at the Annual Meeting. The Restated Directors' Plan authorizes and reserves an additional 200,000 shares for the Directors' Plan, all of which are reserved for nonemployee directors. Assuming the adoption of Proposal 3, if options for 410,000 shares of Common Stock available under the Restated Directors' Plan were issued, such shares would constitute approximately 4% of the issued and outstanding Common Stock on October 20, 2000. The Restated Directors' Plan will not be implemented if it is not approved by a majority of the votes cast, in person or by proxy, at the Annual Meeting. The Board believes that the size and terms of the Restated Directors' Plan are appropriate.

         The Board of Directors believes that the well recognized benefits of stock option plans outweigh any burden on or dilution of the stockholders attendant to the award of stock options, and include (i) the encouragement of the acquisition of nonemployee directors of a proprietary interest in the Company; and (ii) better alignment of the interests of nonemployee directors with the interests of the Company's stockholders. In adopting the Restated

Directors' Plan, the Board of Directors noted that many other companies have adopted equity plans to compensate their nonemployee directors with grants comparable in size to that to be effected by the Restated Directors' Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE RESTATED DIRECTORS' PLAN, AND BELIEVES THAT THE RESTATED DIRECTORS' PLAN IS APPROPRIATE TO COMPENSATE NONEMPLOYEE DIRECTORS.

         The following brief summary of certain features of the Restated Directors' Plan is qualified in its entirety by reference to the full text of the Restated Directors' Plan, copies of which will be furnished by the Company without charge upon written request.

SUMMARY OF PROVISIONS

         The Company's Board of Directors approved the adoption of the Restated Directors' Plan effective as of December 6, 2000, subject to stockholders' approval. The Restated Directors' Plan grants nonqualified stock options for the purchase of Common Stock to directors who are not employees.

         The purpose of the Restated Directors' Plan is to promote the overall financial objectives of the Company and its stockholders by motivating directors to achieve long-term growth in stockholder equity in the Company, to further align the interest of such directors with those of the Company's stockholders and to retain the association of these directors. The Restated Directors' Plan currently is administered by the Compensation Committee.

         The Restated Directors' Plan provides for the award of up to 410,000 shares of Common Stock. The Restated Directors' Plan provides for (i) the grant of an option to purchase 5,000 shares of Common Stock to each participant who was a nonemployee director of the Company or of a subsidiary on the initial public offering date or to each nonemployee director on the date of their initial appointment ("Initial Grant") and (ii) a grant of an option to purchase 7,500 shares of Common Stock on the date of each regular annual stockholder meeting after the effective date to each participant who is a nonemployee director upon such date and either is continuing as a nonemployee director subsequent to the meeting or who is elected at such meeting to serve as a nonemployee director ("Annual Grant"). In addition, the Restated Directors' Plan provides that additional grants of options may be made, from time-to-time, as determined by the Compensation Committee ("Additional Grants"). Options granted under the Restated Directors' Plan must provide for the purchase of Common Stock at fair market value on the date of grant. No stock option may be exercisable later than the tenth anniversary of the date of its grant.

         As of October 20, 2000, stock options for 137,500 shares have been granted under the terms of the Directors' Plan, 37,503 of which are exercisable. The benefits to be received by participants in the Directors' Plan are not currently determinable.


                                NEW PLAN BENEFITS
                    NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN


Name and Position                                        Dollar Value ($)     Number of Units
-----------------                                        ----------------     ---------------
Joseph W. Kaufmann, Chief Executive Officer,
  President, Secretary and Director                             --                      --

John E. Nash, P.E., Vice President of New
  Technologies, Director                                        --                      --

Douglas G. Evans, P.E., Chief Operating
  Officer, Assistant Secretary and Director                     --                      --

Wendy F. DiCicco, Chief Financial Officer                       --                      --

Julie N. Broderick, Vice President Clinical
  and Regulatory Affairs                                        --                      --

Executive Group                                                 --                      --
Nonemployee Director Group (1)                                  --                 137,500
Non-Executive Officer Employee Group                            --                      --

(1) The dollar value of the grants is indeterminate at this time as grants will be subject to a vesting schedule and the value of the grants will be dependent on the price of the Common Stock achieving levels above the grant price. All of the grants were granted at the fair market value of the Common Stock on the date of grant.

EFFECT OF FEDERAL INCOME TAXATION

         Stock options granted under the Restated Directors' Plan are NQSOs. The following summary of tax consequences with respect to the awards granted under the Restated Directors' Plan is not comprehensive and is based upon laws and regulations in effect on October 20, 2000. Such laws and regulations are subject to change.

         There are generally no Federal income tax consequences either to the option holder or to the Company upon the grant of a stock option. On exercise of an NQSO, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the option holder as compensation income and will generally be deductible for tax purposes by the Company. The disposition of shares acquired upon exercise of an NQSO will generally result in a capital gain or loss for the option holder, but will have no consequences for the Company. See "Report of the Compensation Committee of the Board of Directors" for the description of the implications of
Section 162(m).

         In the event that any payments or rights accruing to an option holder upon a "change in control", or any other payments awarded under the Restated Directors' Plan, constitute "parachute payments" under Section 280G of the Code, depending upon the amount of such payments accruing and the other income of the option holder from the Company, the option holder may be subject to an excise tax (in addition to ordinary income tax) and the Company may be disallowed a deduction for the amount of the actual payment.

                                   PROPOSAL 4
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors, upon the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP, independent certified public accountants, as auditors of the Company's financial statements for 2001. Deloitte & Touche LLP has acted as auditors for the Company since 1990.

         The Board of Directors has determined to afford stockholders the opportunity to express their opinions on the matter of auditors, and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Board of Directors' appointment of Deloitte & Touche LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Deloitte & Touche LLP, the Board of Directors will interpret this as an instruction to seek other auditors. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS AUDITORS FOR THE 2001 FISCAL YEAR.

         It is expected that representatives of Deloitte & Touche LLP will be present at the meeting and will be available to respond to questions. They will be given an opportunity to make a statement if they desire to do so.

                         MISCELLANEOUS AND OTHER MATTERS

         SOLICITATION -- The cost of this proxy solicitation will be borne by the Company. The Company may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at the Company's expense. Such banks, brokers, fiduciaries, custodians, nominees and other record holders will be reimbursed by the Company for their reasonable out-of-pocket expenses of solicitation. The Company does not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

         PROPOSALS OF STOCKHOLDERS -- Proposals of stockholders intended to be considered at the 2001 Annual Meeting of Stockholders must be received by the Secretary of the Company not less than 120 days nor more than 150 days prior to October 31, 2001.

         OTHER BUSINESS -- The Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in the Company's Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy will vote as the Board of Directors directs.

         ADDITIONAL INFORMATION -- THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF BOTH THE THIRD AMENDED AND RESTATED KENSEY NASH CORPORATION EMPLOYEE INCENTIVE COMPENSATION PLAN AND THE FOURTH AMENDED AND RESTATED KENSEY NASH CORPORATION NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS FILED WITH THE SEC, AND ITS ANNUAL REPORT ON FORM 10-K FOR ITS 2000 FISCAL YEAR, AS FILED WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, UPON THE WRITTEN REQUEST OF ANY PERSON WHO IS A STOCKHOLDER AS OF THE RECORD DATE, AND WILL PROVIDE COPIES OF THE EXHIBITS TO SUCH ANNUAL REPORT UPON PAYMENT OF A REASONABLE FEE WHICH SHALL NOT EXCEED THE COMPANY'S REASONABLE EXPENSES INCURRED IN CONNECTION THEREWITH. REQUESTS FOR SUCH MATERIALS SHOULD BE DIRECTED TO KENSEY NASH CORPORATION--INVESTOR RELATIONS, 55 EAST UWCHLAN AVENUE, EXTON, PENNSYLVANIA 19341, ATTENTION: SECRETARY.



                               By order of the Board of Directors,


                               /S/ Joseph W. Kaufmann
                               Joseph W. Kaufmann
                               President and Secretary

Exton, Pennsylvania
November 1, 2000

                                                                       EXHIBIT A

                           THIRD AMENDED AND RESTATED
                             KENSEY NASH CORPORATION
                      EMPLOYEE INCENTIVE COMPENSATION PLAN

                                    ARTICLE I
                                  ESTABLISHMENT

         1.1 Purpose. The Kensey Nash Corporation Employee Incentive Compensation Plan ("Plan") is hereby established by Kensey Nash Corporation ("Company"). The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating those persons selected to participate in the Plan to achieve long-term growth in stockholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as defined herein) to the extent deemed appropriate by the Committee (as defined herein). The Plan and the grant of awards thereunder are expressly conditioned upon the Plan's approval by the stockholders of the Company. If such approval is not obtained, then this Plan and all Awards (as defined herein) hereunder shall be null and void ab initio. The Plan is adopted, subject to stockholder approval, effective as of April 1, 1995.

                                   ARTICLE II
                                   DEFINITIONS

         For purposes of the Plan, the following terms are defined as set forth below:

         2.1 "Affiliate" means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

         2.2 "Agreement" or "Award Agreement" means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which an Award is granted to a Participant.

         2.3 "Award" means any Option, SAR, Restricted Stock, Deferred Stock, Stock, Dividend Equivalent, Other Stock-Based Award, Performance Award or Cash Incentive Award, together with any other right or interest granted to a Participant under the Plan.

         2.4 "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted hereunder. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant's Representative.

         2.5 "Board of Directors" or "Board" means the Board of Directors of the Company.

         2.6 "Cash Incentive Award" means a conditional right granted to a Participant under Section 10.4(c) hereof to receive a cash payment, unless otherwise determined by the Committee, after the end of a specified period.

         2.7 "Cause" shall mean, for purposes of whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for "cause" as defined in such agreement

                                                                       EXHIBIT A




or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause" or a substantially equivalent term, then Cause shall mean (a) any act or failure to act deemed to constitute cause under the Company's established practices, policies or guidelines applicable to the Participant or (b) the Participant's act or omission which constitutes gross misconduct with respect to the Company or an Affiliate in any material respect, including, without limitation, an act or omission of a criminal nature, the result of which is detrimental to the interests of the Company or an Affiliate, or conduct, or the omission of conduct, which constitutes a material breach of a duty the Participant owes to the Company or an Affiliate.

         2.8 "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 12.2 and 12.3, respectively.

         2.9 "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, Treasury Regulations (including proposed regulations) thereunder and any subsequent Internal Revenue Code.

         2.10 "Commission" means the Securities and Exchange Commission or any successor agency.

         2.11 "Committee" means the Compensation Committee of the Board or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that on and after a Public Offering the Committee shall consist solely of two or more directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and each of whom is also an "outside director" under Section 162(m) of the Code. In the absence of appointment, the Board (or on any after a Public Offering, the portion thereof that are disinterested persons and outside directors) shall constitute the Committee.

         2.12 "Common Stock" means the shares of the $0.01 par value common stock of the Company, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

         2.13 "Company" means Kensey Nash Corporation, a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

         2.14 "Covered Employee" means a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

         2.15 "Deferred Stock" means a right, granted to a Participant under
Section 9.1 hereof, to receive Common Stock, cash or a combination thereof at the end of a specified deferral period.

         2.16 "Disability" means a mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

                                                                       EXHIBIT A



         2.17 "Dividend Equivalent" means a right, granted to a Participant under Section 10.2, to receive cash, Common Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock.

         2.18 "Effective Date" means April 1, 1995.

         2.19 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         2.20 "Fair Market Value" means:

                  (a) prior to a Public Offering, the value determined on the basis of the good faith determination of the Committee and without regard to whether the Common Stock is restricted, illiquid or represents a minority interest, unless expressly provided otherwise in an Agreement; and

                  (b) on or after a Public Offering, the value determined on the basis of the good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

                           (i) if the Common Stock is listed on a national
securities exchange or quoted on NASDAQ, the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by NASDAQ, as the case may be;

                           (ii) if the Common Stock is not listed on a national
securities exchange or quoted on NASDAQ, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), or the most recent preceding date for which such quotations are reported; and

                           (iii) if, on the relevant date, the Common Stock is
not publicly traded or reported as described in (i) or (ii), the value determined in good faith by the Committee.

         2.21 "Grant Date" means the date as of which an Award is granted pursuant to the Plan.

         2.22 "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

         2.23 "Kensey Nash Entities" mean Kenneth R. Kensey ("Kensey") and John Nash ("Nash"), their respective spouses, their respective heirs, and any group (within the meaning of Section 13(d)(3) of the Exchange Act) of which any of Kensey, Nash, their spouses or their heirs is a member for purposes of acquiring, holding or disposing of securities of the Company, any trust established by or for the benefit of any of the foregoing and any other entity controlled by or for the benefit of any of the foregoing.

         2.24 "Kensey Nash Interests" mean the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) or the pecuniary interest (within the meaning of Rule 16a-1 promulgated under the Exchange Act) of the Kensey Nash Entities in the outstanding voting securities of the Company entitled to vote generally in the election of directors or such other securities as may be specifically referenced.

                                                                       EXHIBIT A



         2.25 "NASDAQ" means The Nasdaq Stock Market, including the Nasdaq National Market.

         2.26 "Nonqualified Stock Option" means an Option to purchase Common Stock in the Company granted under the Plan, the taxation of which is pursuant to Section 83 of the Code.

         2.27 "Option Period" means the period during which an Option shall be exercisable in accordance with the related Agreement and Article VI.

         2.28 "Option Price" means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3(b).

         2.29 "Other Stock Based Awards" means Awards granted to a Participant under Section 10.3 hereof.

         2.30 "Participant" means a person who satisfies the eligibility conditions of Article V and to whom an Award has been granted by the Committee under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such Representative. The term shall also include a trust for the benefit of the Participant, a partnership the interest of which was held by or for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with Rule 16b-3. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the person to whom the Award was originally granted.

         2.31 "Performance Award" means a right, granted to a Participant under
Section 10.4 hereof, to receive Awards based upon performance criteria specified by the Committee.

         2.32 "Plan" means the Kensey Nash Corporation Employee Incentive Compensation Plan, as herein set forth and as may be amended from time to time.

         2.33 "Public Offering" means the initial public offering of shares of Common Stock under the Securities Act.

         2.34 "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been permissibly transferred; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

         2.35 "Restricted Stock" means Common Stock granted to a Participant under Section 8.1 hereof, that is subject to certain restrictions and to a risk of forfeiture.

         2.36 "Retirement" means the Participant's Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such a plan, or if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

         2.37 "Rule 16b-3"and "Rule 16a-1(c)(3)" mean Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission

                                                                       EXHIBIT A



under Section 16 of the Exchange Act.

         2.38 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         2.39 "Stock Appreciation Right" means a right granted under Article
VII.

         2.40 "Stock Option" or "Option" means a right, granted to a Participant under Section 6.1 hereof, to purchase Common Stock or other Awards at a specified price during specified time periods.

         2.41 "Termination of Employment" means the occurrence of any act or event, whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, independent contractor, director or employee of the Company or of any Affiliate, or to be an officer, independent contractor, director or employee of any entity that provides services to the Company or an Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates. With respect to any person who is not an employee with respect to the Company or an Affiliate of the Company, the Agreement shall establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A transfer of employment from the Company to an Affiliate, or from an Affiliate to the Company, shall not be a Termination of Employment, unless expressly determined by the Committee. A Termination of Employment shall occur for an employee who is employed by an Affiliate of the company if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or an Affiliate of the Company.

         In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

                                   ARTICLE III
                                 ADMINISTRATION

         3.1 Committee Structure and Authority. The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

         Among other things, the Committee shall have the authority, subject to the terms of the Plan:

                  (a) to select those persons to whom Awards may be granted from time to time;

                  (b) to determine whether and to what extent Awards or any combination thereof are to be granted hereunder;

                  (c) to determine the number of shares of Common Stock to be covered by each stock-based Award granted hereunder;

                                                                       EXHIBIT A

                  (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration, forfeiture or waiver regarding any Award, any shares of Common Stock relating thereto, any performance criteria and the satisfaction of each criteria);

                  (e) to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 13.1;

                  (f) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred;

                  (g) to determine under what circumstances an Award may be settled in cash or Common Stock;

                  (h) to provide for the forms of Agreements to be utilized in connection with the Plan;

                  (i) to determine whether a Participant has a Disability or a Retirement;

                  (j) to determine what securities law requirements are applicable to the Plan, Awards and the issuance of shares of Common Stock under the Plan and to require of a Participant that appropriate action be taken with respect to such requirements;

                  (k) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

                  (l) to interpret and make final determinations with respect to the remaining number of shares of Common Stock available under this Plan;

                  (m) to require, as a condition of the exercise of an Award or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any Federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

                  (n) to determine whether and with what effect a Participant has incurred a Termination of Employment;

                  (o) to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

                  (p) to determine the restrictions or limitations on the transfer of Common Stock;

                  (q) to determine whether an Award is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

                  (r) to determine the permissible methods of Award exercise and payment, including cashless exercise arrangements;

                  (s) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and

                  (t) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of

                                                                       EXHIBIT A

its duties.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Awards granted at different times or to different Participants.

         Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. No determination shall be subject to de novo review if challenged in court.

                                   ARTICLE IV
                              STOCK SUBJECT TO PLAN

         4.1 Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 3,200,000 shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         4.2 Release of Shares. Subject to Section 7.3(f), if any shares of Common Stock that are subject to any Award cease to be subject to an Award or are forfeited, if any Award otherwise terminates without issuance of shares of Common Stock being made to the Participant, or if any shares (whether or not restricted) of Common Stock are received by the Company in connection with the exercise of an Award, including the satisfaction of any tax withholding obligation, such shares, in the discretion of the Committee, may again be available for distribution in connection with Awards under the Plan.

         4.3 Restrictions on Shares. Shares of Common Stock issued as or in conjunction with an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in an Award Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange or NASDAQ (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under Federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Award. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

         4.4 Stockholder Rights. No person shall have any rights of a stockholder as to shares of Common Stock subject to an Award until, after proper exercise of the Award or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued or transferred. Upon exercise of the Award or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment

                                                                       EXHIBIT A


shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official stockholder records, except as provided herein or in an Agreement.

         4.5 Best Efforts To Register. If there has been a Public Offering, the Company will register under the Securities Act the Common Stock delivered or deliverable pursuant to Awards on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon after stockholder approval of the Plan as the Committee, in its sole discretion, shall deem such registration appropriate. The Company will use its best efforts to cause the registration statement to become effective and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of
(a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Award. The Company may delay the foregoing obligation if the Committee reasonably determines that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Participants.

         4.6 Adjustments. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company stock offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Awards under the Plan, the number of shares of Common Stock covered by outstanding Awards, the exercise price per share of outstanding Awards, and performance conditions and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that the Committee may limit any such adjustment so as to maintain the deductibility of the Awards under Section 162(m) and that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as shall reasonably be determined by the Committee.

                                    ARTICLE V
                                   ELIGIBILITY

         5.1 Eligibility. Except as herein provided, the persons who shall be eligible to participate in the Plan and be granted Awards shall be those persons who are directors, officers, employees and consultants of the Company or any subsidiary of the Company, who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its subsidiaries. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the person's functions and responsibilities, the person's contributions to the Company and its subsidiaries, the value of the individual's service to the Company and its subsidiaries and such other factors deemed relevant by the Committee. The Committee may designate in writing that any person who is not eligible to participate in the Plan if such person would otherwise be eligible to participate in this Plan (and members of the Committee are expressly excluded from participation in the Plan).

                                                                       EXHIBIT A


                                   ARTICLE VI
                                  STOCK OPTIONS

         6.1 General. The Committee shall have authority to grant Stock Options under the Plan at any time or from time to time. Stock Options may be granted alone or in addition to other Awards and may be either Incentive Stock Options or Nonqualified Stock Options. A Stock Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement (the terms and provisions of which may differ from other Agreements), including, without limitation, payment of the Option Price. During any three-calendar year period, Options for no more than 1,000,000 shares of Common Stock shall be granted to any Participant.

         6.2 Grant and Exercise. The grant of a Stock Option shall occur as of the date the Committee determines. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant. Only a person who is a common-law employee of the Company, any parent corporation of the Company or a subsidiary (as such terms are defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Option which is intended to be and is an Incentive Stock Option. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under such
Section 422.

         6.3 Terms and Conditions. Stock Options shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

                  (a) Option Period. The Option Period of each Stock Option shall be fixed by the Committee; provided that no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted. In the case of an Incentive Stock Option granted to an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Period shall not exceed five (5) years from the date of grant. No Option which is intended to be an Incentive Stock Option shall be granted more than ten
(10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

                  (b) Option Price. The Option Price per share of the Common Stock purchasable under a Stock Option shall be determined by the Committee; provided, however, that the Option Price per share shall be not less than the Fair Market Value per share on the date the Option is granted. If such Option is intended to qualify as an Incentive Stock Option and is granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the Option Price per share shall not be less than one hundred ten percent (110%) of such Fair Market Value per share.

                  (c) Exercisability. Subject to Section 12.1, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Stock Option. If the Committee intends that an Option be an Incentive Stock Option, the Committee may,

                                                                       EXHIBIT A


in its discretion, provide that the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock as to which such Incentive Stock Option which is exercisable for the first time during any calendar year shall not exceed $100,000.

                  (d) Method of Exercise. Subject to the provisions of this
Article VI, a Participant may exercise Stock Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant for a period of at least six (6) months prior to such payment and having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a full recourse promissory note or other full recourse evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 6.3(e); (iii) by authorizing the Company to retain shares of Common Stock already owned by the Participant for a period of at least six (6) months prior to such payment and which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (v) by any combination of the foregoing. If payment of the Option Price of a Nonqualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the number of shares of Common Stock to be received upon such exercise that is equal to the number of shares of Restricted Stock or Deferred Stock used for payment of the Option Price shall be subject to the same forfeiture restrictions or deferral limitations to which such Restricted Stock or Deferred Stock was subject, unless otherwise determined by the Committee. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. No shares of Common Stock shall be issued until full payment therefor, as determined by the Committee, has been made. Subject to any forfeiture restrictions or deferral limitations that may apply if a Stock Option is exercised using Restricted Stock or Deferred Stock, a Participant shall have all of the rights of a stockholder of the Company holding the class of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such shares and such shares have been recorded on the Company's official stockholder records as having been issued or transferred.

                  (e) Company Loan or Guarantee. Upon the exercise of any Option and subject to the pertinent Agreement and the discretion of the Committee, the Company may, at the request of the Participant:

                           (i) lend to the Participant, on a full recourse
basis, an amount equal to such portion of the Option Price as the Committee may determine; or

                           (ii) guarantee a loan obtained by the Participant on
a full recourse basis from a third-party for the purpose of tendering the Option Price.

         The remaining terms and conditions of any loan or guarantee, including the interest rate and any security interest thereunder, shall be determined by the Committee, except that (1) the term of any loan may not exceed twenty-four
(24) months and (2) no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of the aggregate Fair Market Value per share of the Common Stock on the date of exercise, less the par value of the shares of Common Stock to be purchased upon the exercise of the Award, or the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

                                                                       EXHIBIT A


                  (f) Non-transferability of Options. Except as provided herein or in an Agreement, no Stock Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during the Participant's lifetime only by the Participant. If and to the extent transferability is permitted by Rule 16b-3 or does not result in liability to any Participant and except as otherwise provided by an Agreement, every Option granted hereunder shall be freely transferable, but only if such transfer is consistent with the use of Form S-8 (or the Committee's waiver of such condition) and consistent with an Award's intended status as an Incentive Stock Option (as applicable).

         6.4 Termination by Reason of Death. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable for a period of ninety
(90) days following the date of the appointment of a Representative (or such other period or no period as the Committee may specify) or until the expiration of the Option Period, whichever period is the shorter.

         6.5 Termination by Reason of Disability. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable by the Participant for the one (1) year period (or such other period or no period as the Committee may specify) immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following such Termination of Employment due to Disability shall not affect the foregoing. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

         6.6 Other Termination. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment which is a Retirement, or the Termination of Employment is involuntary on the part of the Participant (but is not due to death or Disability or with Cause), any Stock Option held by such Participant shall thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of the ninety (90) day period commencing with the date of such Termination of Employment or until the expiration of the Option Period. If the Participant incurs a Termination of Employment which is either (a) voluntary on the part of the Participant (and is not a Retirement) or (b) with Cause, the Option shall terminate immediately. The death or Disability of a Participant after a Termination of Employment otherwise provided herein shall not extend the time permitted to exercise an Option.

                                   ARTICLE VII
                            STOCK APPRECIATION RIGHTS

         7.1 General. The Committee shall have authority to grant Stock Appreciation Rights under the Plan at any time or from time to time. Subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, a Stock Appreciation Right shall entitle the Participant to surrender to the Company the Stock Appreciation Right and to be paid therefor in shares of the Common Stock, cash or a combination thereof as herein provided, the amount described in
Section 7.3(b).

         7.2 Grant. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan, in which case the exercise of the Stock Appreciation Right shall require the cancellation of a corresponding portion of the Stock Option, and the exercise of a Stock Option shall result in the cancellation of a corresponding portion of the Stock Appreciation Right. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right

                                                                       EXHIBIT A


may also be granted on a stand-alone basis. The grant of a Stock Appreciation Right shall occur as of the date the Committee determines. Each Stock Appreciation Right granted under this Plan shall be evidenced by an Agreement, which shall embody the terms and conditions of such Stock Appreciation Right and which shall be subject to the terms and conditions set forth in this Plan. During any three-calendar year period, Stock Appreciation Rights covering no more than 1,000,000 shares of Common Stock shall be granted to any Participant.

         7.3 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

                  (a) Period and Exercise. The term of a Stock Appreciation Right shall be established by the Committee. If granted in conjunction with a Stock Option, the Stock Appreciation Right shall have a term which is the same as the Option Period and shall be exercisable only at such time or times and to the extent the related Stock Options would be exercisable in accordance with the provisions of Article VI. A Stock Appreciation Right which is granted on a stand-alone basis shall be for such period and shall be exercisable at such times and to the extent provided in an Agreement. Stock Appreciation Rights shall be exercised by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the portion of the Stock Appreciation Right to be exercised.

                  (b) Amount. Upon the exercise of a Stock Appreciation Right granted in conjunction with a Stock Option, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or both as determined by the Committee or as otherwise permitted in an Agreement equal in value to the excess of the Fair Market Value per share of Common Stock over the Option Price per share of Common Stock specified in the related Agreement multiplied by the number of shares in respect of which the Stock Appreciation Right is exercised. In the case of a Stock Appreciation Right granted on a stand-alone basis, the Agreement shall specify the value to be used in lieu of the Option Price per share of Common Stock. The aggregate Fair Market Value per share of the Common Stock shall be determined as of the date of exercise of such Stock Appreciation Right.

                  (c) Special Rules. In the case of Stock Appreciation Rights relating to Stock Options held by Participants who are actually or potentially subject to Section 16(b) of the Exchange Act:

                           (i) The Committee may require that such Stock
Appreciation Rights be exercised only in accordance with the applicable "window period" provisions of Rule 16b-3;

                           (ii) The Committee may provide that the amount to be
paid upon exercise of such Stock Appreciation Rights (other than those relating to Incentive Stock Options) during a Rule 16b-3 "window period" shall be based on the highest mean sales price of the Common Stock on the principal exchange on which the Common Stock is traded, NASDAQ or other relevant market for determining value on any day during such "window period"; and

                           (iii) No Stock Appreciation Right shall be
exercisable during the first six (6) months of its term, except that this limitation shall not apply in the event of death or Disability of the Participant prior to the expiration of the six (6)-month period.

                  (d) Non-transferability of Stock Appreciation Rights. Stock Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under the Plan unless otherwise provided in an Agreement.

                  (e) Termination. A Stock Appreciation Right shall terminate at such time as a Stock Option would

                                                                       EXHIBIT A


terminate under the Plan, unless otherwise provided in an Agreement.

                  (f) Effect on Shares Under the Plan. To the extent required by Rule 16b-3, upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section
4.2 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares of Common Stock covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

                  (g) Incentive Stock Option. A Stock Appreciation Right granted in tandem with an Incentive Stock Option shall not be exercisable unless the Fair Market Value of the Common Stock on the date of exercise exceeds the Option Price. In no event shall any amount paid pursuant to the Stock Appreciation Right exceed the difference between the Fair Market Value on the date of exercise and the Option Price.

                                  ARTICLE VIII
                                RESTRICTED STOCK

         8.1 General. The Committee shall have authority to grant Restricted Stock under the Plan at any time or from time to time. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares of Restricted Stock to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate (including a division or department of the Company or an Affiliate) for or within which the Participant is primarily employed or upon such other factors or criteria (such as length of tenure) as the Committee shall determine. The provisions of Restricted Stock Awards need not be the same with respect to any Participant.

         8.2 Awards and Certificates. Notwithstanding the limitations on issuance of shares of Common Stock otherwise provided in the Plan, each Participant receiving an Award of Restricted Stock shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Committee. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

         8.3 Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

                  (a) Limitations on Transferability. Subject to the provisions of the Plan and the Agreement, during a period set by the Committee commencing with the date of such Award (the "Restriction Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber any interest in shares of Restricted Stock.

                  (b) Rights. Except as provided in Section 8.3(a), the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Committee and subject to the Plan, cash dividends on the class of Common Stock that is the subject of the Restricted Stock shall be automatically deferred and

                                                                       EXHIBIT A


reinvested in additional Restricted Stock, and dividends on the class of Common Stock that is the subject of the Restricted Stock payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock on which such dividend was paid.

                  (c) Acceleration. Based on service, performance by the Participant or by the Company or an Affiliate, including any division or department for which the Participant is employed, or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award and waive the restrictions for all or any part of such Award.

                  (d) Forfeiture. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment during the Restriction Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Restricted Stock. Except to the extent otherwise provided in the applicable Agreement and the Plan, upon a Participant's Termination of Employment for any reason during the Restriction Period other than death or Disability, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such Participant's shares of Restricted Stock.

                  (e) Delivery. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the Participant.

                  (f) Election. A Participant may elect to further defer receipt of the Restricted Stock for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made one (1) year prior to completion of the Restriction Period.

                                   ARTICLE IX
                                 DEFERRED STOCK

         9.1 General. The Committee shall have authority to grant Deferred Stock under the Plan at any time or from time to time. Shares of Deferred Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any Participant, the duration of the period (the "Deferral Period") prior to which the Common Stock will be delivered, and the conditions under which receipt of the Common Stock will be deferred and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate, including a division or department of the Company or an Affiliate for or within which the Participant is primarily employed, or upon such other factors or criteria as the Committee shall determine. The provisions of Deferred Stock Awards need not be the same with respect to any Participant.

         9.2 Terms and Conditions. Deferred Stock Awards shall be subject to the following terms and conditions:

                  (a) Limitations on Transferability. Subject to the provisions of the Plan and an Agreement, Deferred Stock Awards, or any interest therein, may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period as defined in Section 9.2(e), where applicable), the Committee may elect to deliver Common Stock, cash equal to the Fair Market Value of such Common Stock or a combination of cash and Common Stock to the Participant for the shares covered by the Deferred Stock Award.

                  (b) Rights. Unless otherwise determined by the Committee and subject to the Plan, cash dividends on the Common Stock that is the subject of the Deferred Stock Award shall be automatically deferred and reinvested in additional Deferred Stock, and dividends on the Common Stock that is the subject of the Deferred Stock Award payable in Common Stock shall be paid in the form of Deferred Stock of the same class as the Common Stock on which such dividend was paid.

                  (c) Acceleration. Based on service, performance by the Participant or by the Company or the Affiliate, including any division or department for which the Participant is employed, or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of deferral limitations in installments and may accelerate the vesting of all or any part of any Award and waive the deferral limitations for all or any part of such Award.

                  (d) Forfeiture. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment during the Deferral Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Deferred Stock. Unless otherwise provided in an Agreement or determined by the Committee, upon a Participant's Termination of Employment for any reason during the Deferral Period other than death or Disability, the rights to the shares still covered by the Award shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining deferral limitations with respect to any or all of such Participant's Deferred Stock.

                  (e) Election. A Participant may elect further to defer receipt of the Deferred Stock payable under an Award (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made at least one (1) year prior to completion of the Deferral Period for the Award (or of the applicable installment thereof).

                                    ARTICLE X
                                  OTHER AWARDS

         10.1 Bonus Stock and Awards In Lieu of Obligations. The Committee is authorized to grant Common Stock as a bonus, or to grant Common Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisition of Common Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Common Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

         10.2 Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Common Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents will be paid or distributed when accrued or will be deemed to have been reinvested in additional Common Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

         10.3 Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt

                                                                       EXHIBIT A


securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified subsidiaries. The Committee shall determine the terms and conditions of such Awards. Common Stock delivered pursuant to an Award in the nature of a purchase right granted under this
Section 10.3 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 10.3.

         10.4 Performance Awards.

                  (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Committee. The Committee may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 10.4(b) and 10.4(c) hereof in the case of a Performance Award intended to qualify under Code Section 162(m).

                  (b) Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to a person the Committee regards as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 10.4(b).

                           (i) Performance Goals Generally. The performance
goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee consistent with this Section 10.4(b). Performance goals shall be objective and shall otherwise meet the requirements of Code
Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the performance goals being "substantially uncertain." The Committee may determine that more than one performance goal must be achieved as a condition to settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                           (ii) Business Criteria. One or more of the following
business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards:
(1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 or the Nasdaq-U.S. Index; (3) net income; (4) pre-tax earnings; (5) EBITDA or earnings before interest expense, taxes, depreciation and amortization; or (6) pre-tax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating income before payment of executive bonuses; and (13) working capital. The foregoing business criteria shall also be exclusively used in establishing performance goals for Cash Incentive Awards granted under Section 10.4(c) hereof.

                           (iii) Performance Period: Timing For Establishing
Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over such periods as may be specified by the Committee. Performance goals shall be established on or before the dates that are required or permitted for

                                                                       EXHIBIT A


"performance-based compensation" under Code Section 162(m).

                           (iv) Settlement of Performance Awards; Other Terms.
Settlement of Performance Awards may be in cash or Common Stock, or other Awards, or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to this Section 10.4(b). The Committee shall specify the circumstances in which such Performance Awards shall be forfeited or paid in the event of a Termination of Employment or a Change in Control prior to the end of a performance period or settlement of Performance Awards, and other terms relating to such Performance Awards.

                  (c) Cash Incentive Awards Granted to Designated Covered Employees. The Committee may grant Cash Incentive Awards to Participants including those designated by the Committee as likely to be Covered Employees, which Awards shall represent a conditional right to receive a payment in cash, unless otherwise determined by the Committee, after the end of a specified calendar year or calendar quarter or other period specified by the Committee, in accordance with this Section 10.6(c).

                           (i) Cash Incentive Award. The Cash Incentive Award
for Participants that the Committee regards as likely to be regarded as Covered Employees shall be based on achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 10.4(b), and may be based on such criteria for any other Participant. The Committee may specify the amount of the individual Cash Incentive Award as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or another amount which need not bear a strictly mathematical relationship to such relationship criteria. The Committee may establish an Cash Incentive Award pool that includes Participants the Committee regards likely to be regarded as Covered Employees, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Cash Incentive Awards. The amount of the Cash Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 10.4(b) hereof in the given performance period, as specified by the Committee. The Committee may specify the amount of the Cash Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                           (ii) Potential Cash Incentive Awards. Not later than
the date required or permitted for "qualified performance-based compensation" under Code Section 162(m), the Committee shall determine the Participants who will potentially receive Cash Incentive Awards for the specified year, quarter or other period, either as individual Cash Incentive Awards or out of an Cash Incentive Award pool established by such date and the amount or method for determining the amount of the individual Cash Incentive Award or the amount of such Participant's portion of the Cash Incentive Award pool or the individual Cash Incentive Award.

                           (iii) Payout of Cash Incentive Awards. After the end
of the specified year, quarter or other period, as the case may be, the Committee shall determine the amount, if any, of potential individual Cash Incentive Award otherwise payable to a Participant, the Cash Incentive Award pool and the maximum amount of potential Cash Incentive Award payable to each Participant in the Cash Incentive Award pool. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Cash Incentive Award shall be increased or reduced from the amount of his or her potential Cash Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Cash Incentive Award intended to qualify under Code Section 162(m). The Committee shall specify the circumstances in which an Cash Incentive Award shall be paid or forfeited in the event of Termination of Employment by the Participant or a Change in Control prior to the end of the period for measuring performance or the payout of such Cash Incentive Award, and other terms relating to such Cash Incentive Award in

                                                                       EXHIBIT A


accordance with the Plan. Upon the completion of the measuring period and the determination of the right to payment and the amount, the Committee shall direct the Committee to make payment.

                  (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals and the potential Performance Awards or Cash Incentive Awards related to such performance goals and as to the achievement of performance goals relating to such Awards, the amount of any Cash Incentive Award pool and the amount of final Cash Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Cash Incentive Awards.

                                   ARTICLE XI
             PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN

         11.1 Right of First Refusal.

                  (a) General. Unless provided otherwise in an Agreement, and unless and until there is a Public Offering, at which time this Section 11.1 shall be ineffective, a Participant may sell shares of Common Stock acquired pursuant to an Award to any person or organization, other than the Company, an Affiliate or an employee benefit plan (or related trust) maintained by the Company or an Affiliate, only after first offering to sell all such shares of Common Stock to the Company (or, in the event the Company shall assign its right to purchase such Common Stock, to the person to whom the Company has assigned its right) as follows.

                  (b) Purchase Price and Conditions. The Participant who desires to sell shares of Common Stock described in Section 11.1(a) shall serve written notice upon each of the Company and the Committee, indicating that the Participant has a bona fide offer for the purchase of the shares and stating the name and address of the person desiring to purchase them and the sales price and related terms of payment, and enclosing photocopies of all written communications regarding such sale and a statement that the Participant intends to sell such shares at the offered price and terms. Said notice shall also contain an offer to sell the Common Stock to the Company, upon the same terms and conditions as set forth in the aforesaid bona fide offer of purchase. For a period of thirty (30) days after the receipt of such notice by the Company, the Company shall have the option to purchase any or all of the shares of Common Stock by giving written notice thereof to the Participant. If the Company (or the person to whom the Company shall assign its right hereunder) elects to exercise its option to purchase the shares of Common Stock, the sale shall be consummated as provided in Section 11.1(d).

                  (c) Closing. The sale of shares of Common Stock to the Company shall be consummated within fifteen (15) days after the close of the thirty (30) day period described in Section 11.1(b), unless another date shall be agreed upon by the Participant and the Committee, at the principal executive offices of the Company or such other location as the parties may mutually agree. At the closing, the Participant shall deliver to the Company stock certificates duly endorsed for transfer, or accompanied by duly endorsed stock powers, representing all of the shares of Common Stock, free and clear of all claims, liens or encumbrances (other than the restrictions pursuant to this Plan) together with such other documentation as legal counsel for the Company may reasonably require. If the Committee shall determine, it may withhold from payment to the Participant, or require the Participant to pay, such amount as the Committee may deem necessary to entitle the Company or an Affiliate to a current deduction or to comply with withholding requirements.

                  (d) Purchase by Third Party. In the event that the Company (or any person to whom the Company may assign its rights hereunder) shall not exercise the option to purchase, as provided herein, all of the shares of Common Stock offered pursuant to Section 11.1(a), the offer shall be deemed to have been rejected as to any shares of Common Stock not purchased and the offering Participant shall have the right to dispose of all, but not less than all, of the remaining shares of Common Stock offered pursuant to Section 11.1(a) to the person named

                                                                       EXHIBIT A


in the bona fide offer of purchase at the price and upon the terms and conditions set forth in the offer and to consummate the resulting transaction at any time during the thirty (30) days immediately following the expiration of the offer made to the Company. At or prior to the closing of such transaction, the transferor and transferee shall execute and deliver to the Company such documents as the Company reasonably requests for compliance with state and federal securities laws, and the transferor shall deliver to the Company such amount of cash as the Committee may deem necessary or appropriate, or as may be required for the Company to comply with federal, state or local income taxes (including withholding) and the Company shall not be required to deliver the Common Stock until such amount shall be tendered. In the event such transaction is not consummated within thirty (30) days following the termination of the Company's option described herein, the shares of Common Stock may not be sold without the Participant again complying with the provisions of this Section. Shares of Common Stock transferred pursuant to this Section 11.1 and the transferee thereof shall be subject to all the terms and conditions of this Plan and the Agreement pursuant to which the Participant acquired the Common Stock, including, without limitation, any restrictions on transfer of Common Stock provided in this Section 11.1, and the transferee shall be considered for all purposes of this Plan, as the Participant, except Termination of Employment shall mean the Termination of Employment of the original Participant. Any transfer of shares of Common Stock made in conflict or derogation of the terms of this Plan shall be void.

         11.2 Purchase of Stock Subsequent to a Termination of Employment.

                  (a) Prior to Public Offering. Unless provided otherwise in an Agreement, and unless and until there is a Public Offering, at which time this
Section 11.2 shall be ineffective, if a Participant incurs a Termination of Employment, the Company, or such other person as the Committee may designate in writing (provided such person accepts in writing the obligations hereunder), shall have the right, but not the obligation, to the extent it may lawfully do so, for a period of ninety (90) consecutive days commencing with the date of the Termination of Employment to purchase from the Participant, and the Participant shall have the obligation to sell to the Company (or the person designated by the Committee) if requested by the Company, all of the Participant's shares of Common Stock acquired pursuant to an Award (including any shares of Common Stock which could yet be acquired to the extent exercisable on the date the right is exercised under this Section 11.2 pursuant to an Option) on the terms and conditions expressed in this Section 11.2.

                  (b) Price; Payment Terms.

                           (i) In the event the Company or the person designated
by the Committee shall have the right to purchase the shares of Common Stock pursuant to this Section 11.2 upon or following a Termination of Employment other than for Cause, the purchase price per share of Common Stock shall be the Fair Market Value per share of the Common Stock on the date the Company notifies the Participant it intends to purchase the shares.

                           (ii) In the event the Company or person designated by
the Committee shall have the right to purchase shares of Common Stock pursuant to this Section 11.2 upon or following a Termination of Employment for Cause, the purchase price per share of Common Stock shall be the lesser of the Fair Market Value per share of the Common Stock on the date the Company notifies the Participant it intends to purchase the shares and the price per share for the Common Stock paid by the Participant upon the exercise of the Award (i.e., if the Participant paid nothing to exercise the Award, then nothing shall be paid to the Participant);

                           (iii) The purchase price for shares of Common Stock
transferred to the Company in accordance with this Section 11.2 shall be paid, in the sole discretion of the Committee, in a single sum or in such number of equal annual or monthly installments as the Committee may determine, but not to exceed a period of five (5) years from the Closing Date. The first installment of the purchase price shall be paid by the Company on the last day of the calendar quarter next following the calendar quarter in which occurs the exercise of the Company's right to purchase the shares of Common Stock pursuant to this Section 11.2. Subsequent installments shall be

                                                                       EXHIBIT A


due on the successive annual or monthly (whichever the case) anniversary dates of the closing date. Interest shall accrue from the closing date on the balance of the purchase price remaining unpaid from time to time at a rate equal to the minimum "applicable federal rate" required to be stated in order to avoid the imputation of interest income as determined by the Committee, and accrued interest shall be payable together with each installment of the purchase price paid on the annual anniversary of the closing date, including the last installment payment. The interest rate will be set as of the closing date and adjusted prospectively thereafter on the first day of each following calendar quarter. The Company shall be entitled to prepay all or part of the purchase price without interest, penalty or premium.

                  (c) Closing. The Participant's Common Stock shall be transferred at a closing at such place and time as the Committee designates. The Committee shall give the Participant at least fifteen (15) days prior written notice of the closing date and place of closing. At the closing, the Participant shall deliver to the Company stock certificate(s) duly endorsed for transfer, or accompanied by duly endorsed stock powers, representing all of the Common Stock acquired pursuant to an Award free and clear of all claims, liens or encumbrances of any third parties (other than the restrictions pursuant to this Plan) together with such other documentation as the Company's legal counsel may reasonably require. If the Committee shall determine, it may withhold from payment to the Participant, or require the Participant to pay, such amount as the Committee may deem necessary to entitle the Company or an Affiliate to a current deduction or to comply with withholding requirements.

                  (d) Maximum Amount. Notwithstanding any provision herein to the contrary, subject to the discretion of the Committee, in the event that during any fiscal year of the Company the aggregate payments due Participants exceed ten percent (10%) of the Company's after-tax net earnings (determined in accordance with generally accepted accounting principles) for the immediately preceding fiscal year of the Company, such payments shall be reduced proportionately so that all such payments for the fiscal year equal ten percent (10%) of the Company's after-tax net earnings for the preceding fiscal year. The portion of any payment to a Participant which is reduced by application of this Section shall be credited with interest from the date the portion of the payment is not paid until the date the payment is paid at a rate equal to the minimum "applicable federal rate" required to be stated in order to avoid any imputation of interest income under the Code as determined by the Committee. The interest rate will be set as of the date the payment is not paid and shall be adjusted prospectively thereafter on the first day of each following quarter. The portion of any payment and accrued interest which is not paid as a result of an application of the next to the preceding sentence shall be payable as part of the installment payment(s) for the next following year of the Company in addition to the installment payment(s) originally due in that year, but all installment payments whether originally due on said date or carried over by application of the preceding sentence and accrued interest shall continue to be subject to the payment limitations of this Section. In the event that, because of the limitation herein, the total purchase price and any accrued interest shall not have been paid in their entirety by the last scheduled installment date, then the payment of any such amounts shall be deferred for consecutive one-year periods, to a maximum of five years, and shall be paid on successive anniversaries of the last scheduled payment date, subject to the limitations of this Section 11.2. The Company shall be entitled to pay all or any part of any payment or accrued interest which is not paid without penalty or premium. The term "Company's after-tax earnings," as used herein, shall mean the net income, after taxes, of the Company determined in the sole discretion of the Committee. If, with respect to the purchase of any Common Stock by the Company pursuant to the provisions of this Section, the Company shall be prohibited from buying such shares as a result of any applicable law or agreement, any other person designated by the Committee may purchase such shares.

         11.3 Restrictions on Purchases.

                  (a) Financing Agreements. Notwithstanding any other provision of this Agreement, the Company shall not be permitted to complete a purchase of any shares of Common Stock under this Article if (i) such purchase would result in a violation of the terms or provisions of, or result in a default or an event of default under any

                                                                       EXHIBIT A


credit, guarantee, financing or security agreement or document entered into in connection with the operations of the Company or its Affiliates from time to time (such agreements and documents, as each may be amended, modified or supplemented from time to time, are referred to herein as the "Financing Agreements"), in each case as the same may be amended, modified or supplemented from time to time, or (ii) such purchase would violate any of the terms or provisions of the Certificate of Incorporation of the Company or (iii) the Company has no funds legally available therefor under the General Corporation Law of the State of Delaware.

                  (b) Delay of Purchase. In the event that the completion of a purchase by the Company pursuant to the Company's election under this Article is prevented solely by the terms of this Section, (i) such purchase shall be postponed and shall take place without the application of further conditions or impediments (other than as set forth in Section 11.1 or 11.2 hereof or in this Section 11.3) at the first opportunity thereafter when the Company has funds legally available therefor and when such purchase will not result in any default, event of default or violation under any of the Financing Agreements or in a violation of any term or provision of the Certificate of Incorporation of the Company and (ii) such purchase obligation shall rank against other similar purchase obligations with respect to shares of Common Stock according to priority in time of the effective date of the event giving rise to such purchase obligation, provided that any such purchase obligations as to which a common date determines priority shall be of equal priority and shall share pro rata in any repurchase payments made pursuant to clause (i) above.

                  (c) Purchase Price Adjustment. In the event that a purchase of shares of Common Stock is delayed pursuant to this Section 11.3, the purchase price per share of Common Stock when the purchase of such shares eventually takes place as contemplated by Section 11.3(b) shall be (i) the sum of (A) the purchase price determined in accordance with Section 11.1 or 11.2 above, as applicable, as of the time that the purchase of such shares would have occurred pursuant to such provision in connection with the Company's election to purchase the shares but for the operation of this Section 11.3, plus (B) an amount equal to interest on such purchase price for the period from the date on which the shares would have been so purchased to the date on which such purchase actually takes place pursuant to Section 11.3(b) (the "Delay Period") at a rate equal to the weighted average cost of the Company's bank indebtedness obligations outstanding during the Delay Period.

         11.4 Take-Along Rights.

                  (a) Take-Along Notice. Unless provided otherwise in an Agreement, and unless and until there is a Public Offering, at which time this
Section 11.4 shall be ineffective, for as long as the Kensey Nash Entities hold at least fifty and one-tenth percent (50.1%) of the Outstanding Company Common Stock or the Outstanding Company Voting Securities (as such terms are defined in Section 12.2), if the Kensey Nash Entities intend to effect a sale of all of their shares of Common Stock to a third party ("Buyer") and elect to exercise their rights under this Section 11.4, the Kensey Nash Entities shall deliver written notice (a "Take-Along Notice") to the Committee and to each Participant, which notice shall (a) state (i) that the Kensey Nash Entities wish to exercise their rights under this Section 11.4 with respect to such transfer, (ii) the name and address of the Buyer, (iii) the per share amount and form of consideration the Kensey Nash Entities propose to receive for their shares of Common Stock and (iv) the terms and conditions of payment of such consideration and all other material terms and conditions of such transfer, (b) contain an offer (the "Take-Along Offer") by the Buyer to purchase from a Participant all of his shares on and subject to the same terms and conditions offered to the Kensey Nash Entities and (c) state the anticipated time and place of the closing of the purchase and sale of the shares (the "Closing"), which (subject to such terms and conditions) shall occur not fewer than ten (10) days nor more than ninety (90) days after the date such Take-Along Notice is delivered, provided that if such Closing shall not occur prior to the expiration of such ninety (90) day period, the Kensey Nash Entities shall be entitled to deliver additional Take-Along Notices with respect to such Take-Along Offer.

                  (b) Conditions to Take-Along. Unless provided otherwise in an Agreement, upon delivery of a Take-

                                                                       EXHIBIT A


Along Notice, a Participant shall have the obligation to transfer all of his shares of Common Stock owned and acquired pursuant to this Plan (including any shares of Common Stock which could yet be acquired pursuant to an Award) pursuant to the Take-Along Offer, as the same may be modified from time to time, provided that the Kensey Nash Entities transfer all of their shares of Common Stock to the Buyer at the Closing. Within ten (10) days of receipt of the Take-Along Notice, the Participant shall (i) execute and deliver to the Committee and to the Kensey Nash Entities a power of attorney and a letter of transmittal and custody agreement in favor of, and in form and substance satisfactory to, the Kensey Nash Entities constituting one or more persons designated by the Kensey Nash Entities (the "Custodian"), the true and lawful attorney-in-fact and custodian for the Participant, with full power of substitution, and authorizing the Custodian to take such actions as the Custodian may deemed necessary or appropriate to effect the sale and transfer of the shares of Common Stock to the Buyer, upon receipt of the purchase price therefor at the Closing, free and clear of all security interests, liens, claims, encumbrances, charges, options, restrictions on transfer, proxies and voting and other agreements of whatever nature, and to take such other action as may be necessary or appropriate in connection with such sale, including consenting to any amendments, waivers, modifications or supplements to the terms of the sale (provided that the Kensey Nash Entities also so consent, and sell and transfer their shares of Common Stock on the same terms as so amended, waived, modified or supplemented) and (ii) deliver to the Kensey Nash Entities certificates representing the shares, together with all necessary duly executed stock powers.

                  (c) Remedies. Unless provided otherwise in an Agreement, the Participant shall acknowledge that the Kensey Nash Entities would be irreparably damaged in the event of a breach or a threatened breach by the Participant of any of his obligations under this Section 11.4 and the Participant shall agree that, in the event of a breach or a threatened breach by the Participant of any such obligation, the Kensey Nash Entities, shall, in addition to any other rights and remedies available to them in respect of such breach, be entitled to an injunction from a court of competent jurisdiction granting them specific performance by the Participant of his obligations under this Section 11.4. In the event that the Kensey Nash Entities shall file suit to enforce the covenants contained in this Section 11.4 (or obtain any other remedy in respect of any breach thereof), the prevailing party in the suit shall be entitled to recover, in addition to all other damages to which it may be entitled, the costs incurred by such party in conducting the suit, including reasonable attorney's fees and expenses. In the event that, following a breach or a threatened breach by a Participant of the provisions of this Section 11.4, the Kensey Nash Entities do not obtain an injunction granting them specific performance of the Participant's obligations under this Section 11.4 in connection with such proposed sale prior to the time the Kensey Nash Entities complete the sale of their shares of Common Stock or, in their sole discretion, abandon such sale, then the Company shall have the option to purchase the shares from the Participant at a purchase price per share equal to the lesser of (i) the Fair Market Value of such shares as of the date of the breach or threatened breach that gives rise to the right to repurchase and (ii) the price at which the Participant purchased such shares from the Company.

         11.5 Transfer of Shares. A Participant may at any time make a transfer of shares of Common Stock received pursuant to the exercise of an Award to his parents, spouse or descendants, to any trust for the benefit of the foregoing or to a partnership the interests of which are principally for the foregoing or to a custodian under a uniform gifts to minors act or similar statute for the benefit of any of the Participant's descendants. Any transfer of shares received pursuant to the exercise of an Award shall not be permitted or valid unless and until the transferee agrees to be bound by the provisions of this Plan, and any provision respecting Common Stock under the Agreement, provided that "Termination of Employment" shall continue to refer to the Termination of Employment of the Employee.

         11.6 Limited Transfer During Offering. In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of an Award.

                                                                       EXHIBIT A


         11.7 Committee Discretion. The Committee may in its sole discretion include in any Agreement an obligation that the Company purchase a Participant's shares of Common Stock received upon the exercise of an Award (including the purchase of any unexercised Awards which have not expired), or may obligate a Participant to sell shares of Common Stock to the Company, upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Article XI shall be construed by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the Committee may from time to time determine. Notwithstanding any provision herein to the contrary, the Company may upon determination by the Committee assign its right to purchase shares of Common Stock under this Article XI, whereupon the assignee of such right shall have all the rights, duties and obligations of the Company with respect to purchase of the shares of Common Stock.

         11.8 No Company Obligation. None of the Company, an Affiliate or the Committee shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Common Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company's purchase of Common Stock or an Award from such holder in accordance with the terms hereof.

                                   ARTICLE XII
                          CHANGE IN CONTROL PROVISIONS

         12.1 Impact of Event. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided in an Agreement, in the event of a Change in Control (as defined in Section 12.2):

                  (a) Any Stock Appreciation Rights and Stock Options outstanding as of the date such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant;

                  (b) The restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock or other Award shall lapse, and such Restricted Stock, Deferred Stock or other Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

                  (c) The performance goals and other conditions with respect to any outstanding Performance Award or Cash Incentive Award shall be deemed to have been satisfied in full, and such Award shall be fully distributable, if and to the extent provided by the Committee in the Agreement relating to such Award or otherwise, notwithstanding that the Award may not be fully deductible to the Company under Section 162(m) of the Code.

                  (d) Notwithstanding any other provision of the Plan, unless the Committee shall provide otherwise in an Agreement, any Award of any Participant who is an officer or director of the Company (within the meaning of Section 16(b) of the Exchange Act) for which the Grant Date is less than six (6) months prior to the Change in Control, shall be cancelled in exchange for a cash payment to the Participant, at the time of the Participant's Termination of Employment, equal to the amount which the Change in Control Price (as defined in Section 12.3) per share of Common Stock on the date of such election shall exceed the amount which the Participant must pay to exercise the Award per share of Common Stock under the Award (the "Spread") multiplied by the number of shares of Common Stock granted under the Award, plus interest on such amount at the prime rate as reported from time to time in The Wall Street Journal, compounded annually and determined from time to time.

                  12.2 Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

                  (a) An acquisition of at least twenty percent (20%) by any individual, entity or group (within the

                                                                       EXHIBIT A


meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided that such acquisition would result in the Kensey Nash Entities beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) following the acquisition less than forty percent (40%) of the Outstanding Company Common Stock or less than forty percent (40%) of the Outstanding Company Voting Securities; or

                  (b) The approval by the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction (in each case referred to in this Section 12.2 as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

                  (c) A change in the composition of the Board such that the individuals who, as of the date of the Public Offering, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 12.2(c), that any individual who becomes a member of the Board subsequent to the date of the Company's Public Offering whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

Notwithstanding the foregoing provisions of this Section, the following shall be excluded from the events described in (a) and (b) above: (i) any acquisition by or consummation of a or Corporate Transaction with the Company, an Affiliate or by an employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, (ii) any acquisition by or consummation of a Corporate Transaction with a Kensey Nash Entity, (iii) the acquisition by or consummation of a or Corporate Transaction with any Person who beneficially owned, immediately prior to such acquisition or Corporate Transaction, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, or (iv) any acquisition or Corporate Transaction, if more than a majority of the beneficial ownership of the entity resulting from the acquisition or Corporate Transaction is held by Persons who held the beneficial ownership of the Outstanding Company Voting Securities before the acquisition or Corporate Transaction.

         12.3 Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (a) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on NASDAQ during the sixty (60)-day period prior to and including the date of a Change in Control or (b) if the Change in Control is the result of a tender or exchange offer or Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date any such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole

                                                                       EXHIBIT A


discretion of the Committee.
                                  ARTICLE XIII
                                  MISCELLANEOUS

         13.1 Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would (a) impair the rights of a Participant under a Stock Option, Stock Appreciation Right, Restricted Stock Award or Deferred Stock Award theretofore granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or (b) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

         The Committee may amend the Plan at any time provided that (a) no amendment shall impair the rights of any Participant under any Award theretofore granted without the Participant's consent, (b) no amendment shall disqualify the Plan from the exemption provided by Rule 16b-3, and (c) any amendment shall be subject to the approval or rejection of the Board.

         The Committee may amend the terms of any Award or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent or reduce an Option Price, except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3.

         Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

         13.2 Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the Fair Market Value of Common Stock subject to the Award is equivalent in value to the cash compensation, or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Common Stock minus the value of the cash compensation surrendered.

         13.3 Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Agreement, payments to be made by the Company or an Affiliate upon the exercise of an Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Common Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Common Stock in connection with such settlement, in the discretion of the Committee or upon

                                                                       EXHIBIT A


occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee (subject to Section 13.1 of the Plan) or permitted at the election of the Participant. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the granting or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Common Stock.

         13.4 Status of Awards Under Code Section 162(m). It is the intent of the Company that Awards granted to persons who are Covered Employees within the meaning of Code Section 162(m) shall constitute "qualified performance-based compensation" satisfying the requirements of Code Section 162(m). Accordingly, the provisions of the Plan shall be interpreted in a manner consistent with Code
Section 162(m). If any provision of the Plan or any agreement relating to such an Award does not comply or is inconsistent with the requirements of Code
Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

         13.5 Unfunded Status of Plan; Limits on Transferability. It is intended that the Plan be an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan. Unless otherwise provided in this Plan or in an Agreement, no Award shall be subject to the claims of Participant's creditors and no Award may be transferred, assigned, alienated or encumbered in any way other than by will or the laws of descent and distribution or to a Representative upon the death of the Participant.

         13.6 General Provisions.

                  (a) Representation. The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                  (b) No Additional Obligation. Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

                  (c) Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. If the Participant disposes of shares of Common Stock acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

                  (d) Reinvestment. The reinvestment of dividends in additional Deferred or Restricted Stock at the time of any dividend payment shall be permissible only if sufficient shares of Common Stock are available under the

                                                                       EXHIBIT A


Plan for such reinvestment (taking into account then outstanding Options and other Awards).

                  (e) Representation. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

                  (f) Controlling Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

                  (g) Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

                  (h) Fail Safe. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or Rule 16a-1(c)(3), as applicable. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 or Rule 16a-1(c)(3) to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Awards) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

         13.7 Mitigation of Excise Tax. If any payment or right accruing to a Participant under this Plan (without the application of this Section 13.7), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments"), would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose.

         13.8 No Rights with Respect to Continuance of Employment. Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant's employment or service as existed prior to the individual's becoming a Participant in this Plan.

         13.9 Awards in Substitution for Awards Granted by Other Corporations. Awards (including cash in respect of fractional shares) may be granted under the Plan from time to time in substitution for awards held by

                                                                       EXHIBIT A


employees, directors or service providers of other corporations who are about to become officers, directors or employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

         13.10 Procedure for Adoption. Any Affiliate of the Company may by resolution of such Affiliate's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the board resolution.

         13.11 Procedure for Withdrawal. Any Affiliate which has adopted the Plan may, by resolution of the board of directors of such Affiliate, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan.

         13.12 Delay. If at the time a Participant incurs a Termination of Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period, or the period for exercise of a Stock Appreciation Right as provided in the Agreement, whichever is shorter. The Company shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a stockholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company. The Committee shall have the discretion to suspend the application of the provisions of the Plan required solely to comply with Rule 16b-3 if the Committee shall determine that Rule 16b-3 does not apply to the Plan.

         13.13 Headings. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

         13.14 Severability. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

         13.15 Successors and Assigns. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

         13.16 Entire Agreement. This Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of this Plan shall control.

                                                                       EXHIBIT A


         Executed on this ____ day of ________, 1995.

                             KENSEY NASH CORPORATION


                             By
                                ---------------------

                             Title:
                                   ------------------

                                                                       EXHIBIT B

                           FOURTH AMENDED AND RESTATED
                             KENSEY NASH CORPORATION
                   NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                   ARTICLE I
                                 ESTABLISHMENT

   1.1 Purpose. The Kensey Nash Corporation Nonemployee Directors' Stock Option Plan ("Plan") is hereby established by Kensey Nash Corporation ("Company"), effective September 1, 1995 ("Effective Date"). The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating directors of the Company who are not employees and to further align the interests of such directors with those of the stockholders of the Company and to achieve long-term growth and performance of the Company. The Plan and the grant of Options thereunder are expressly conditioned upon the Plan's approval by the security holders of the Company to the extent required by Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and if such approval is not obtained, then the Plan and all Options granted thereunder shall be null and void ab initio.

                                   ARTICLE II
                                  DEFINITIONS

   For purposes of the Plan, the following terms are defined as set forth below:

   2.1 "Affiliate" means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

   2.2 "Agreement" or "Option Agreement" means, individually or collectively, any agreement entered into pursuant to this Plan pursuant to which an Option is granted to a Participant.

   2.3 "Board of Directors" or "Board" means the Board of Directors of the Company.

   2.4 "Change in Control" shall be deemed to have occurred on the first to occur of any of the following events:

            (a) An acquisition of at least twenty percent (20%) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided that such acquisition would result in the Kensey Nash Entities beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) following the acquisition less than forty percent (40%) of the Outstanding Company Common Stock or less than forty percent (40%) of the Outstanding Company Voting Securities; or

            (b) The approval by the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction (in each case referred to

                                                                       EXHIBIT B

      in this Section as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

            (c) A change in the composition of the Board such that the individuals who, as of the date of the Public Offering, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section, that any individual who becomes a member of the Board subsequent to the date of the Company's Public Offering whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

Notwithstanding the foregoing provisions of this Section, the following shall be excluded from the events described in (a) and (b) above: (i) any acquisition by or consummation of a or Corporate Transaction with the Company, an Affiliate or by an employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, (ii) any acquisition by or consummation of a Corporate Transaction with a Kensey Nash Entity, (iii) the acquisition by or consummation of a or Corporate Transaction with any Person who beneficially owned, immediately prior to such acquisition or Corporate Transaction, directly or indirectly, twenty percent (20%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, or (iv) any acquisition or Corporate Transaction, if more than a majority of the beneficial ownership of the entity resulting from the acquisition or Corporate Transaction is held by Persons who held the beneficial ownership of the Outstanding Company Voting Securities before the acquisition or Corporate Transaction.

   2.5 "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, Treasury Regulations (including proposed regulations) thereunder and any subsequent Internal Revenue Code.

   2.6 "Commission" means the Securities and Exchange Commission or any successor agency.

   2.7 "Committee" means the person or persons appointed by the Board of Directors to administer the Plan, as further described in the Plan.

   2.8 "Common Stock" means the shares of the $.01 par value common stock of the Company, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

   2.9 "Company" means Kensey Nash Corporation, a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

   2.10 "Director" means each and any director who serves on the Board and who is not an officer or employee of the Company or any of its Affiliates.

                                                                       EXHIBIT B

   2.11 "Disability" means a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under the Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of the Plan shall not be construed to be an admission of disability for any other purpose.

   2.12  "Effective Date"  means September 1, 1995.

   2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

   2.14 "Extraordinary Termination of Directorship" means the Termination of Directorship of the Participant due to death or Disability.

   2.15  "Fair Market Value"  means:

      (a) prior to a Public Offering, the value determined on the basis of the good faith determination of the Committee and without regard to whether the Common Stock is restricted, illiquid or represents a minority interest, unless expressly provided otherwise in an Agreement; and

      (b) on or after a Public Offering, the value determined on the basis of the good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

               (i) if the Common Stock is listed on a national securities exchange or quoted on NASDAQ, the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by NASDAQ, as the case may be;

               (ii) if the Common Stock is not listed on a national securities exchange or quoted on NASDAQ, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), or the most recent preceding date for which such quotations are reported; and

               (iii) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (i) or (ii), the value determined in good faith by the Committee.

   2.16 "Grant Date" means the date that as of which an Option is granted pursuant to the Plan.

   2.17 "Kensey Nash Entities" mean Kenneth R. Kensey ("Kensey") and John Nash ("Nash"), their respective spouses, their respective heirs, and any group (within the meaning of Section 13(d)(3) of the Exchange Act) of which any of Kensey, Nash, their spouses or their heirs is a member for purposes of acquiring, holding or disposing of securities of the Company, any trust established by or for the benefit of any of the foregoing and any other entity controlled by or for the benefit of any of the foregoing.

                                                                       EXHIBIT B

   2.18 "Kensey Nash Interests" mean the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) or the pecuniary interest (within the meaning of Rule 16a-1 promulgated under the Exchange Act) of the Kensey Nash Entities in the outstanding voting securities of the Company entitled to vote generally in the election of directors or such other securities as may be specifically referenced.

   2.19 "NASDAQ" means The Nasdaq Stock Market, including the Nasdaq National Market.

   2.20 "Option" means the right to purchase the number of shares of Common Stock specified by the Plan at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Committee imposes.

   2.21 "Option Period" means the period during which the Option shall be exercisable in accordance with the Agreement and Article V.

   2.22 "Option Price" means the price at which the Common Stock may be purchased under an Option as provided in Section 5.3.

   2.23 "Participant" means a Director to whom an Option has been granted under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such appointed Representative. The term shall also include a trust for the benefit of the Participant, the Participant's parents, spouse or descendants; a partnership the interests in which are for the benefit of the Participant, the Participant's parents, spouse or descendants; or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with an application of Rule 16b-3. Notwithstanding the foregoing, the term "Termination of Directorship" shall mean the Termination of Directorship of the Director.

   2.24 "Plan" means the Kensey Nash Corporation Nonemployee Directors' Stock Option Plan, as herein set forth and as may be amended from time to time.

   2.25 "Public Offering" means the initial public offering of shares of Common Stock under the Securities Act.

   2.26 "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been permissibly transferred by the Committee; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

   2.27 "Rule 16b-3" or "Rule 16a-1(c)(3)" mean Rule 16b-3 and Rule 16a-1(c)(3), as promulgated under the Exchange Act, as amended from time to time, or any successor thereto, in effect and applicable to the Plan and Participants.

   2.28 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

   2.29 "Termination of Directorship" means the occurrence of any act or event that actually or effectively causes or results in the person's ceasing, for whatever reason, to be a Director of the Company or of any Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of

                                                                       EXHIBIT B

all businesses owned or operated by the Company or its Affiliates. A person who becomes an employee or officer of the Company shall not have incurred a Termination of Directorship.

   In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

                                   ARTICLE III
                                 ADMINISTRATION

   3.1 Committee Structure and Authority. The Plan shall be administered by the Committee which, except as provided herein, shall be comprised of one or more persons. The Committee shall be the Compensation Committee of the Board of Directors, unless such committee does not exist or the Board establishes another committee whose purpose is the administration of the Plan. In the absence of an appointment, the Board shall be the Committee; provided that only those members of the Compensation Committee of the Board who participate in the decision relative to Options under the Plan shall be deemed to be part of the "Committee" for purposes of the Plan. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of the Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

   Among other things, the Committee shall have the authority, subject to the terms of the Plan and the Company's intent that transactions be exempt under Rule 16b-3:

         (a) to determine the terms and conditions of any Option granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration or forfeiture waiver regarding any Option and the shares of Common Stock relating thereto);

         (b) to provide for the forms of Agreement to be utilized in connection with the Plan;

         (c) to determine whether a Participant has a Disability or retires;

         (d) to determine what securities law requirements are applicable to the Plan, Options, and the issuance of shares of Common Stock and to require of a Participant that appropriate action be taken with respect to such requirements;

         (e) to interpret and make a final determination with respect to the remaining number of shares of Common Stock available under the Plan;

         (f) to determine the restrictions or limitations on the transfer of Common Stock;

         (g) to adjust the terms and conditions, at any time or from time to time, of any Option, subject to the limitations of Sections 6.1 and 6.3;

         (h) to provide for any forms to be utilized in connection with the Plan;

                                                                       EXHIBIT B

        (i) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Options;

         (j) to require as a condition of the exercise of an Option or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or any other entity to obtain a deduction or as may be otherwise required by law;

         (k) to determine whether and with what effect an individual has incurred a Termination of Directorship;

         (l) to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

         (m) to determine whether an Option is to be adjusted or modified;

         (n) to determine the permissible methods of Option exercise and payment, including cashless exercise arrangements;

         (o) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and

         (p) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

   The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Option issued under the Plan and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Options granted at different times or to different Participants.

   Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. Any determination shall not be subject to de novo review if challenged in court.

                                   ARTICLE IV
                       SPECIAL PROVISIONS REGARDING STOCK

   4.1 Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for issuance pursuant to Options under the Plan shall be 410,000 shares of Common Stock authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

   4.2 Release of Shares. If any shares of Common Stock that have been optioned cease to be subject to an Option, if any shares of Common Stock that are subject to any Option are forfeited, if any Option otherwise terminates without issuance of shares of Common Stock being made to the Participant, or if any shares (whether or not restricted) of Common Stock are received by the Company in connection with the exercise of an Option including the satisfaction of any tax withholding, such shares, in the discretion of the Committee, may again be

                                                                       EXHIBIT B

available for distribution in connection with Options under this Plan. If any shares could not again be available for Options to a particular Participant under any applicable law, such shares shall be available exclusively for Options to Participants who are not subject to such limitations.

   4.3 Restrictions on Shares. Shares of Common Stock issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Option Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange, NASDAQ or other public market on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and
(iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in the Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

   4.4 Stockholder Rights. No person shall have any rights of a stockholder as to shares of Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued or transferred. Upon exercise of the Option or any portion thereof, the Company will have thirty
(30) days in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the Company's official stockholder records, except as provided herein or in an Agreement.

   4.5 Best Efforts To Register. If there has been a Public Offering, the Company will register under the Securities Act the Common Stock delivered or deliverable pursuant to Options on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the Company for this purpose. The Company will use its best efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Option. The Company may delay the foregoing obligation if the Committee reasonably determines that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Participants.

   4.6 Adjustments. In the event of any change in capitalization, such as a stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company stock offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Options under the Plan, the

                                                                       EXHIBIT B

number of shares of Common Stock covered by outstanding Options, the exercise price per share of outstanding Options, and any other characteristics or terms of the Options as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

   4.7 Transfer of Shares. A Participant may at any time make a transfer of shares of Common Stock received pursuant to the exercise of an Option to his parents, spouse or descendants, to any trust for the benefit of the foregoing or to a partnership the interests of which are principally for the benefit of the Participant, his parents, spouse or descendants or to a custodian under a uniform gifts to minors act or similar statute for the benefit of any of the Participant's descendants. Any transfer of shares received pursuant to the exercise of an Option shall not be permitted or valid unless and until the transferee agrees to be bound by the provisions of this Plan, and any provision respecting Common Stock under the Agreement, provided that "Termination of Directorship" shall continue to refer to the Termination of Directorship of the Director.

   4.8 Limited Transfer During Offering. In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of an Option.

   4.9 Committee Discretion. The Committee may in its sole discretion include in any Agreement an obligation that the Company purchase a Participant's shares of Common Stock received upon the exercise of an Option (including the purchase of any unexercised Options which have not expired), or may obligate a Participant to sell shares of Common Stock to the Company upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Section shall be construed by the Committee and shall be subject to such other terms and conditions as the Committee may from time to time determine.

   4.10 No Company Obligation. None of the Company, an Affiliate or the Committee shall have any duty or obligation to affirmatively disclose to a record or beneficial holder of Common Stock or an Option, and such holder shall have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Option or the Company's purchase of Common Stock or an Option from such holder in accordance with the terms hereof.

                                    ARTICLE V
                                    OPTIONS

   5.1 Eligibility. Each Director shall be granted Options to purchase shares of Common Stock as provided herein.

   5.2 Grant and Exercise. Each Participant who is a Director on the date of the Public Offering or who is appointed a Director shall be granted an Option on such date to purchase Five Thousand (5,000) shares of Common Stock without further action by the Board or the Committee. On the date of each regular annual stockholder meeting of the Company to occur after the Effective Date, each person who is a Director on such date and is either continuing as a Director subsequent to the meeting or is elected to serve as a Director at such meeting shall be granted an Option to purchase Seven Thousand and Five Hundred (7,500) shares of Common Stock without further action by the Board or the Committee. If the number of shares of Common Stock available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Option to purchase a pro rata number of the remaining shares of Common Stock available under the Plan; provided further, however, that if

                                                                       EXHIBIT B

such proration results in fractional shares of Common Stock, then such Option shall be rounded down to the nearest number of whole shares of Common Stock. If there is no whole number of shares remaining to be granted, then no grants shall be made under the Plan. In addition, the Compensation Committee may make additional grants of Options, from time-to-time, as determined by the Compensation Committee in accordance with the provisions of the Plan. Each Option granted under the Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant.

   5.3 Terms and Conditions. Options shall be subject to the following terms and conditions and to such terms and conditions as shall be determined by the Committee, including the following:

   (a) Option Period. The Option Period of each Option shall be fixed by the Committee; provided that no Option shall be exercisable more than ten (10) years after the date the Option is granted.

   (b) Option Price. The Option Price per share of the Common Stock purchasable under an Option shall be the Fair Market Value on the Grant Date.

   (c) Exercisability. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. Except as provided in an Agreement, an Option shall not be exercisable until the earlier of the day immediately preceding the date of the first anniversary of the Grant Date, provided the Participant is a Director on that date, and the date of the Participant's Extraordinary Termination of Directorship. If the Committee provides that any Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Option.

   (d) Method of Exercise. Subject to the provisions of this Article V, a Participant may exercise Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant for a period of at least six (6) months prior to such payment date and having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a full recourse promissory note or other full recourse evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 5.3(e); (iii) by authorizing the Company to retain shares of Common Stock already owned by the Participant for a period of at least six (6) months prior to such payment and which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (v) by any combination of the foregoing. No shares of Common Stock shall be issued until full payment therefor, as determined by the Committee, has been made. A Participant shall have all of the rights of a stockholder of the Company holding the class of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such shares and such shares have been recorded on the Company's official stockholder records as having been issued and transferred.

   (e) Company Loan or Guarantee. Upon the exercise of any Option and subject to the pertinent Agreement and the discretion of the Committee, the Company may at the request of the Participant:

                                                                       EXHIBIT B

         (i) lend to the Participant, on a full recourse basis, an amount equal to such portion of the Option Price as the Committee may determine; or

         (ii) guarantee a loan obtained by the Participant on a full recourse basis from a third-party for the purpose of tendering the Option Price.

The remaining terms and conditions of any loan or guarantee, including the interest rate, and any security interest thereunder, shall be determined by the Committee, except that (1) the term of any loan may not exceed twenty-four months and (2) no extension of credit or guarantee shall obligate the Company for an amount to exceed the least of the Option Price, the aggregate Fair Market Value per share of the Common Stock on the date of exercise, less the par value of the shares of Common Stock to be purchased upon the exercise of the Option, or the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

   (f) Nontransferability of Options. Except as provided herein or in an Agreement, no Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant's lifetime only by the Participant. If and to the extent transferability is permitted by Rule 16b-3 and except as otherwise provided herein or by an Agreement, every Option granted hereunder shall be freely transferable, but only if such transfer does not result in liability under Section 16 of the Exchange Act to the Participant or other Participants and is consistent with registration of the Option and sale of Common Stock on Form S-8 (or a successor form) or the Committee's waiver of such condition.

   5.4 Extraordinary Termination of Directorship. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs an Extraordinary Termination of Directorship, any unexpired and unexercised Option held by such Participant shall thereafter be fully exercisable for a period of one (1) year (or such other period or no period as the Committee may specify) immediately following the date of such Extraordinary Termination of Directorship or until the expiration of the Option Period, whichever period is the shorter.

   5.5 Other Termination. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Directorship other than due to an Extraordinary Termination of Directorship, any Option held by such Participant shall thereupon terminate, except that such Option, to the extent then exercisable, may be exercised for the lesser of the three (3)-month period commencing with the date of such Termination of Directorship or until the expiration of the Option Period. The death or Disability of a Participant after a Termination of Directorship otherwise provided herein shall not extend the exercisability of the time permitted to exercise an Option.

                                   ARTICLE VI
                                 MISCELLANEOUS

   6.1 Amendments and Termination. The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would (a) impair the rights of a Participant under an Option granted without the Participant's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or (b) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement. Notwithstanding the foregoing, the Plan may not be amended more than once every six (6) months to change the Plan provisions listed in Section (c)(2)(ii)(A) of Rule 16b-3, other than to comport with changes in the Code or Rule 16b-3.

                                                                       EXHIBIT B

   The Committee may amend the Plan at any time provided that (a) no amendment shall impair the rights of any Participant under any Option theretofore granted without the Participant's consent, (b) no amendment shall disqualify the Plan from the exemption provided by Rule 16b-3, and (c) any amendment shall be subject to the approval or rejection of the Board. Notwithstanding the foregoing, the Plan may not be amended more than once every six (6) months to change the Plan provisions listed in Section (c)(2)(ii)(A) of Rule 16b-3, other than to comport with changes in the Code or Rule 16b-3.

   The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant's consent, except such an amendment made to cause the Plan or Option to qualify for the exemption provided by Rule 16b-3. The Committee's discretion to amend the Plan or Agreement shall be limited to the Plan's constituting a plan described in Section (c)(2)(ii) of Rule 16b-3.

   Subject to the above provisions, the Board shall have authority to amend this Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Options which qualify for beneficial treatment under such rules without stockholder approval.

   Notwithstanding the foregoing, if any right under this Plan would cause an otherwise eligible transaction to be ineligible for pooling of interest accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting treatment shall be available.

   6.2 Unfunded Status of Plan . It is intended that the Plan be an "unfunded" plan of deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

   6.3   General Provisions.

         (a) Representation. The Committee may require each person purchasing or receiving shares pursuant to an Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof in violation of the Securities Act. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         (b) No Additional Obligation. Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements.

         (c) Withholding. If determined to be required to protect the Company, no later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any Option, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current tax deduction. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Option that gives rise to the withholding requirement provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan shall be conditional on such

                                                                       EXHIBIT B

      payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

         (d) Representation. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

         (e) Controlling Law. The Plan and all Options made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law, and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

         (f) Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under the Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under the Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

         (g) Fail-Safe. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or Rule 16a-1(c)(3). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 or Rule 16a-1(c)(3) to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Options) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

6.4   Special Provisions Regarding a Change in Control.

         (a) In the event of a Change in Control, before the Plan's approval by stockholders in accordance with Rule 16b-3, the condition of the Plan's approval by stockholders shall be waived and the Plan and grant of all Options shall be given effect without regard to such condition;

         (b) Notwithstanding any other provision of this Plan to the contrary, in the event of a Change in Control, any Options outstanding as of the date such Change in Control and not then exercisable shall become fully exercisable.

         (c) In the event of a Change in Control, if the Change in Control is within six (6) months of the Grant Date of an Option, such Option shall be cancelled in exchange for a payment to the Participant at the time of the Participant's Termination of Directorship equal to the amount by which the "Change in Control Price" (as defined in Section 6.4(d) per share of Common Stock exceeds the Option Price per share of Common Stock, multiplied by the number of shares of Common Stock granted under the Option to which this right applies, plus interest on such amount at the prime rate as reported from time to time in The Wall Street Journal, compounded annually and determined from time to time;

         (d) For purposes of this Section, "Change in Control Price" means the higher of (i) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed during the sixty (60)-day period prior to and including the date of a Change in Control, or (ii) if the Change in Control is the result of a Corporate Transaction (as defined

                                                                       EXHIBIT B

      in Section 2.4(b) above), the highest price per share of Common Stock paid in such tender or exchange offer or a Corporate Transaction. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee; and

         (e) Notwithstanding the foregoing, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

   6.5 Rights with Respect to Continuance as a Director. Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of the Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant's employment or service as existed prior to the individual becoming a Participant in the Plan.

   6.6 Options in Substitution for Options Granted by Other Corporations . Options may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become Directors of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Options so granted may vary from the terms and conditions set forth in the Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

   6.7 Procedure for Adoption. Any Affiliate of the Company may by resolution of such Affiliate's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its directors as of the date specified in the board resolution.

   6.8 Procedure for Withdrawal. Any Affiliate which has adopted the Plan may, by resolution of the board of directors of such direct or indirect subsidiary, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan.

   6.9 Delay. If at the time, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability.

   6.10 Headings. The headings contained in the Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

                                                                       EXHIBIT B

   6.11 Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

   6.12 Successors and Assigns. The Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

   6.13 Entire Agreement. The Plan and the Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of the Plan shall control.

   Executed on this ____ day of ________, 1995.

                  KENSEY NASH CORPORATION

                  By:_____________________________________

                    Title: _________________________________

PROXY                       KENSEY NASH CORPORATION

 Marsh Creek Corporate Center - East Uwchlan Avenue - Exton, Pennsylvania 19341

  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 6, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned stockholder(s) hereby appoints Joseph W. Kaufmann and Douglas
G. Evans, and each of them, with full power of substitution, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock of Kensey Nash Corporation (the "Company") held of record by the undersigned as of October 20, 2000 which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on December 6, 2000, at the offices of Kensey Nash Corporation, 55 East Uwchlan Avenue, Exton, Pennsylvania 19341 at 10:00 a.m., local time, and at any adjournment thereof.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

1. ELECTION OF DIRECTORS:

[ ] FOR all nominees listed below                             [ ] WITHHOLD AUTHORITY
 (except as marked to the contrary below)                      to vote for all nominees listed below

--------------------------------------------------------------------------------
(Instruction: to withhold authority to vote for any individual nominee, strike a line through the nominee's name below)

Joseph W. Kaufmann                      Harold N. Chefitz                       Steven J. Lee
(term to expire in 2003)                (term to expire in 2003)                (term to expire in 2003)

2. PROPOSAL TO APPROVE THE THIRD AMENDED AND RESTATED KENSEY NASH CORPORATION EMPLOYEE INCENTIVE COMPENSATION PLAN.
                                [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

3. PROPOSAL TO APPROVE THE FOURTH AMENDED AND RESTATED KENSEY NASH CORPORATION NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN.
                                [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

4. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY'S FINANCIAL STATEMENTS.
                                [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

5. Each of the persons named as proxies herein are authorized, in such person's discretion, to vote upon such other matters as may properly come before the Annual Meeting.
            (Continued and to be signed and dated on reverse side.)

    THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENT THEREOF IN THE MANNER DESCRIBED HEREIN. IF NO CONTRARY INDICATION IS MADE THE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                                          Dated  , 2000

                                          --------------------------------------

                                          --------------------------------------
                                          Signature(s)

                                          PLEASE MARK, SIGN, DATE AND RETURN
                                          THIS PROXY CARD PROMPTLY USING THE
                                          ENCLOSED ENVELOPE.

                                          [ ] MARK HERE FOR ADDRESS CHANGE AND
                                              NOTE AT LEFT

This Proxy must be signed exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.